                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          THE STRIDE RITE CORPORATION
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                          THE STRIDE RITE CORPORATION
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

              [LOGO OF THE STRIDE RITE CORPORATION APPEARS HERE]
                               191 SPRING STREET
                                 P.O. BOX 9191
                      LEXINGTON, MASSACHUSETTS 02173-9191

                                                              February 27, 1998

To Our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of The Stride Rite Corporation to be held at our executive offices, 191 Spring Street, Lexington, Massachusetts, on Thursday, April 16, 1998, at 10:00 A.M. Registration will begin at 9:30 A.M.

  I believe that the Annual Meeting provides an excellent opportunity for stockholders to become better acquainted with Stride Rite's business strategy, the product lines of our brands and our directors and officers. I hope that you will be able to attend.

  Whether or not you plan to attend, the prompt execution and return of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation. I thank you for your continued interest and support.

                                          Sincerely,

                                          /s/ Robert C. Siegel

                                          Robert C. Siegel
                                          Chairman of the Board,
                                          President and Chief
                                          Executive Officer

                          THE STRIDE RITE CORPORATION

                               ----------------

                           NOTICE OF ANNUAL MEETING

                               ----------------

                                                       Lexington, Massachusetts
                                                              February 27, 1998

To the Stockholders of
The Stride Rite Corporation

  The Annual Meeting of Stockholders of The Stride Rite Corporation, a Massachusetts corporation, will be held at its executive offices, 191 Spring Street, Lexington, Massachusetts, on Thursday, April 16, 1998, at 10:00 A.M. (Boston time), for the following purposes:

  1. To elect to the Board of Directors of The Stride Rite Corporation those directors in the class of directors whose term expires at the 1998 Annual Meeting and one additional nominee;

  2. To consider and act upon a proposal to approve The Stride Rite Corporation 1998 Long-Term Growth Incentive Plan;

  3. To consider and act upon a proposal to approve The Stride Rite Corporation 1998 Non-Employee Director Stock Ownership Plan;

  4. To consider and act upon a proposal to approve The Stride Rite Corporation Senior Executive Annual Incentive Compensation Plan;

  5. To consider and act upon the matter of ratifying the selection of Coopers & Lybrand L.L.P. as auditors of The Stride Rite Corporation for the current fiscal year;

  6. To consider and act upon any other matters which may properly come before the meeting or any adjournments or postponements thereof.

  Only holders of record at the close of business on February 17, 1998 are entitled to receive notice of and to vote at the 1998 Annual Meeting.

                                              By Order of the Board of Directors

                                              /s/ Karen K. Crider

                                                  Karen K. Crider, Clerk

  PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          THE STRIDE RITE CORPORATION

               191 SPRING STREET, LEXINGTON, MASSACHUSETTS 02173

                               ----------------

                                PROXY STATEMENT

                  FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

GENERAL INFORMATION

  This Proxy Statement is being furnished to holders of common stock, par value $.25 per share (the "Common Stock"), of THE STRIDE RITE CORPORATION (the "Company") in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Stockholders on April 16, 1998 and at any adjournments or postponements of such meeting.

  All proxies delivered in response to this solicitation are revocable at the option of the person executing the proxy at any time before the voting of such proxies at the meeting. A proxy may be revoked in writing delivered to the Company's Clerk, at the principal executive offices of the Company prior to the Annual Meeting, or by attending the Annual Meeting and voting in person. Submission of a later dated proxy will revoke any earlier dated proxy. Unless previously revoked, proxies so delivered will be voted at the meeting. Where a choice or instruction is specified by the stockholder on a proxy, the proxy will be voted in accordance with such specification. Where a choice or instruction is not specified by such stockholder, the proxy will be voted as recommended by the directors.

  Only stockholders of record at the close of business on February 17, 1998 are entitled to receive notice of, and to vote at, the Annual Meeting. The transfer books will not be closed. As of the close of business on February 17, 1998 there were outstanding and entitled to vote 47,213,742 shares of Common Stock. Each share is entitled to one vote.

  The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of that other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Neither abstentions nor broker "non-votes" are counted as affirmative votes on any matter.

  This Proxy Statement, the related form of proxy and the Company's Annual Report for the fiscal year ended November 28, 1997 are first being mailed together on or about February 27, 1998 to stockholders entitled to notice of and to vote at the meeting.

  The principal executive offices of the Company are located at 191 Spring Street, Lexington, Massachusetts 02173.

                           1. ELECTION OF DIRECTORS

  Pursuant to the provisions of Massachusetts law, the Board of Directors of the Company has three classes of directors who serve staggered three-year terms. The classes are as nearly equal in size as possible. Serving in Class II for terms expiring at the 1998 Annual Meeting of Stockholders are Donald R. Gant and W. Paul Tippett, Jr. Serving in Class III for terms expiring at the 1999 Annual Meeting are Margaret A. McKenna and Frank R. Mori. Serving in Class I for terms expiring at the 2000 Annual Meeting are Robert L. Seelert, Robert C. Siegel and Myles J. Slosberg. Robert C. Siegel was a member of Class II until December 11, 1996, when he was reassigned to Class I. Jeanette S. Wagner resigned as a director effective February 12, 1998 because of the demands of her principal occupation.

  The Board of Directors recommends that the stockholders elect Warren Flick, Donald R. Gant and W. Paul Tippett, Jr., who have been duly nominated by the Board of Directors, to serve as the Class II directors for a term of office expiring at the 2001 Annual Meeting of Stockholders.

  It is the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect as directors the three nominees listed above to the class of directors whose term expires at the 2001 Annual Meeting of Stockholders. The nominees were selected and reviewed with respect to their qualifications by the Committee on the Board and Mr. Gant and Mr. Tippett have been previously elected by the Stockholders. The Company believes that the nominees will be able and willing to serve. If any of them should be unable or choose not to take office, the persons named as proxies may vote in favor of such other person or persons as the Board of Directors at the time recommends. Pursuant to the Company's current guidelines on director retirement, it is expected that Mr. Gant will resign from the Board effective as of the 1999 Annual Meeting of Stockholders, having reached age 70.

INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR

  Set forth below are the name and age of each director currently in office and of the nominees for director, his or her principal occupation for the past five years, the year each became a director of the Company and the names of certain other companies in which he or she serves as a director.

NAME, AGE, PRINCIPAL OCCUPATION,                               DIRECTOR  TERM
BUSINESS EXPERIENCE AND DIRECTORSHIPS                           SINCE   EXPIRES
-------------------------------------                          -------- -------
NOMINEES FOR CLASS II DIRECTORS:
Warren Flick, age 54 .........................................
 Private investor since January 1998, Mr. Flick was the
  President and Chief Operating Officer of U.S. K-Mart Stores,
  a mass merchant discount department store, from 1995 to 1997 and was Chairman, President and Chief Executive Officer of
  Sears de Mexico, a subsidiary of Sears Roebuck and Co., a
  retailer, from 1994 to 1995 and was Group Vice President of
  Sears Roebuck and Co. from 1988 to 1994.
Donald R. Gant, age 69 .......................................   1987    1998
 Limited Partner of The Goldman Sachs Group, L.P., an
  investment banking firm, since 1990. Mr. Gant was a General
  Partner of Goldman, Sachs & Co. for more than five years
  prior thereto. Mr. Gant is a director of Diebold,
  Incorporated and of ABC Rail Products Corporation.

NAME, AGE, PRINCIPAL OCCUPATION,                                DIRECTOR  TERM
BUSINESS EXPERIENCE AND DIRECTORSHIPS                            SINCE   EXPIRES
-------------------------------------                           -------- -------
W. Paul Tippett, Jr., age 65 ..................................   1993    1998
 Principal of Ann Arbor Partners, a consulting firm, since
  1990. Mr. Tippett was the Chairman and Chief Executive
  Officer of the Council of Great Lakes Industries, an alliance of Canadian and United States firms in the Great Lakes
  region, from 1992 to August 1994 and was President and a
  Director of Springs Industries, Inc., a major manufacturer of finished fabrics, home furnishings and industrial fabrics
  from 1985 to 1989. Prior to 1985, Mr. Tippett was Chairman of
  the Board and Chief Executive Officer of American Motors
  Corp., an automobile manufacturer. Mr. Tippett is a director of Lukens, Inc.
CONTINUING DIRECTORS:
                      CLASS III DIRECTORS
Margaret A. McKenna, age 52 ...................................   1988    1999
 President of Lesley College since August 1985. Prior to
  becoming President of Lesley College, Ms. McKenna served as
  Vice President of Radcliffe College from 1981 to 1985, as
  Deputy Undersecretary of the United States Department of
  Education and Deputy Counsel to the President of the United
  States from 1977 to 1981 and as a trial attorney for the
  United States Department of Justice from 1970 to 1977. Ms.
  McKenna is a director of Consolidated Natural Gas Co. and
  Best Products Co., Inc.
Frank R. Mori, age 57 .........................................   1996    1999
 Since 1986, President and CEO of Takihyo, Inc., which owns the
  Anne Klein group of companies, a women's apparel
  manufacturing organization, including Anne Klein & Company, of which Mr. Mori has been President and CEO since 1975.
                       CLASS I DIRECTORS
Robert L. Seelert, age 55 .....................................   1993    2000
 Chief Executive Officer, Saatchi & Saatchi, plc, an
  advertising and marketing communications firm, since December
  1997. From July 1995 to December 1997, Mr. Seelert was Chief
  Executive Officer of Cordiant plc, an advertising and
  marketing communications firm. Mr. Seelert was a private
  investor from February 1994 to July 1995, the President and
  Chief Executive Officer of Kayser-Roth Corporation, a legwear company, from May 1991 to February 1994, and President and
  Chief Executive Officer of Topco Associates, a supplier of private-label goods and perishables, from 1989 to 1991. Mr.
  Seelert is a director of Saatchi & Saatchi plc and of Senior
  Tour Players Development, Inc.
Robert C. Siegel, age 61 ......................................   1993    2000
 Chairman of the Board, President and Chief Executive Officer
  of the Company since December 1993. Previously, Mr. Siegel was President of the Dockers and Menswear divisions of Levi
  Strauss & Co., an apparel manufacturer and distributor, from
  1986 to 1993. Mr. Siegel is a director of London Fog
  Industries, Inc.

NAME, AGE, PRINCIPAL OCCUPATION,                               DIRECTOR  TERM
BUSINESS EXPERIENCE AND DIRECTORSHIPS                           SINCE   EXPIRES
-------------------------------------                          -------- -------
Myles J. Slosberg, age 61 ....................................   1961    2000
 Attorney in private practice since July 1994. From March 1991 to July 1994, Mr. Slosberg was an Assistant Attorney General
  for the Commonwealth of Massachusetts and from September
  1990 to March 1991 was an associate with Stoneman, Chandler
  & Miller of Boston, Massachusetts. Mr. Slosberg was employed with the Company from 1959 to 1986. He served as the
  Executive Vice President of the Company from 1961 to 1986, as President of Stride Rite International, Ltd., the
  predecessor to Stride Rite Sourcing International, Inc.,
  from 1985 to 1986, as President of The Keds Corporation from
  1980 to 1985, as President of Stride Rite Footwear, Inc.,
  the predecessor of Stride Rite Children's Group, Inc.'s
  wholesale business from 1974 to 1980 and as President of
  Stride Rite Retail Corp., the predecessor to Stride Rite
  Children's Group, Inc.'s retail business from 1971 to 1974.

OWNERSHIP OF EQUITY SECURITIES

  The following table shows the beneficial ownership of Common Stock of (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the Common Stock and (ii) each director and nominee for director, the chief executive officer, the other executive officers listed in the summary compensation table and, as a group, the directors and executive officers, reported to the Company as of the close of business on February 17, 1998, except as otherwise provided below. The numbers disclosed include shares as to which a right to acquire beneficial ownership within 60 days exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, (the "1934 Act").

                                               SHARES OF COMMON STOCK PERCENT OF
                    NAME                       BENEFICIALLY OWNED(1)    CLASS
                    ----                       ---------------------- ----------
Nicholas-Applegate Capital Management .......      2,657,128(2)          5.6%
   600 West Broadway
   29th Floor
   San Diego, CA 92101
Salomon Smith Barney Holdings Inc. ..........      2,389,265(3)          5.1%
   Travelers Group Inc.
   388 Greenwich Street
   New York, NY 10013
Warren Flick.................................              0
Donald R. Gant...............................         15,650(4)             (5)
Margaret A. McKenna..........................          9,650(6)             (5)
Frank R. Mori................................          7,100(7)             (5)
Robert L. Seelert............................          8,000(8)             (5)
Robert C. Siegel.............................        471,411(9)             (5)
Myles J. Slosberg............................        174,130(10)            (5)
W. Paul Tippett, Jr..........................         14,500(11)            (5)
John R. Ranelli..............................         32,053(12)            (5)
Diane M. Sullivan............................         76,667(13)            (5)
Joanna M. Jacobson...........................        302,112(14)            (5)
Howard B. Collins, Jr........................         13,334(15)            (5)
The Directors and Officers listed above and
 other executive officers as a group (24 per-
 sons).......................................      1,609,714(16)         3.4%

--------
(1) With respect to directors and executive officers, based on information furnished by the nominee, director or executive listed. Unless otherwise indicated, the persons listed above have sole voting and dispositive power with respect to shares beneficially owned.
(2) According to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 13, 1998 by Nicholas-Applegate Capital Management, such entity beneficially owned 2,657,128 shares of the Company's Common Stock as of December 31, 1997, of which such entity had sole power to vote or direct the vote with respect to 1,628,677 shares, sole power to dispose or to direct the disposition of 2,657,128 shares and shared power to vote or to direct the vote of 11,484 shares.
(3) According to a Schedule 13G filed with the SEC on February 13, 1998 by Salomon Smith Barney Holdings Inc. ("SSB Holdings") and Travelers Group Inc. ("TRV"), which is the sole stockholder of SSB Holdings, TRV and SSB Holdings beneficially owned 2,389,255 shares of the Company's Common Stock as of December 31, 1997, and had shared power to vote or direct the vote and to dispose or direct the disposition of all such shares. By the same filing, SSB Holdings & TRV have also disclaimed beneficial ownership of such shares.
(4) Includes currently exercisable options to purchase 5,000 shares, granted pursuant to the Company's 1994 Non-Employee Director Stock Ownership Plan (the "1994 Directors' Plan).
(5) Less than 1% of the outstanding shares of Common Stock.

(6) Includes currently exercisable options to purchase 5,000 shares, granted pursuant to the 1994 Directors' Plan. Not included in the number of shares listed are 1,000 shares held in trust for the benefit of Ms. McKenna's sister, of which Ms. McKenna disclaims beneficial ownership.
(7) Includes currently exercisable options to purchase 1,600 shares, granted pursuant to the 1994 Directors' Plan.
(8) Includes currently exercisable options to purchase 5,000 shares, granted pursuant to the 1994 Directors' Plan.
(9) Includes 200,000 shares Mr. Siegel is entitled to purchase under the Company's 1975 Executive Incentive Stock Purchase Plan (the "1975 Plan")and 171,667 shares Mr. Siegel is entitled to purchase under the Company's 1995 Long-Term Growth Incentive Plan (the "1995 Plan").
(10) Includes currently exercisable options to purchase 5,000 shares, granted pursuant to the 1994 Directors' Plan and 99,400 shares of Common Stock held in an irrevocable trust created on December 2, 1942 of which Mr. Slosberg's father was the settlor and Mr. Slosberg is one of two trustees, for the benefit of Mr. Slosberg's mother and for Mr. Slosberg and his siblings. Not included in the number of shares listed are 11,300 shares of Common Stock held in an irrevocable trust created on May 11, 1976 of which Mr. Slosberg is the settlor and Mr. Slosberg's wife is one of two trustees, for the benefit of the Slosberg's children, and under certain circumstances, for the benefit of Mr. Slosberg's wife, as a remainder interest. Mr. Slosberg disclaims beneficial ownership of these 110,700 shares of Common Stock.
(11) Includes currently exercisable options to purchase 5,000 shares, granted pursuant to the 1994 Directors' Plan.
(12) Includes 30,000 shares Mr. Ranelli is entitled to purchase under the 1995 Plan.
(13) Shares Ms. Sullivan is entitled to purchase under the 1995 Plan.
(14) Includes 133,333 shares Ms. Jacobson is entitled to purchase under the 1995 Plan.
(15) Shares Mr. Collins is entitled to purchase under the 1995 Plan.
(16) Includes 89,442 shares and currently exercisable options to purchase 120,167 shares under the 1975 Plan and currently exercisable options to purchase 275,498 shares under the 1995 Plan beneficially owned by executive officers not separately listed above.

POLICIES WITH RESPECT TO THE COMPOSITION AND PROCEDURES OF THE BOARD OF
DIRECTORS

  In 1995, the Board of Directors adopted five guidelines with respect to the composition of the Board: (1) the Board should represent a balance of experience (including general management, sourcing, retailing, marketing, legal, product development, finance) and skills in dealing with product liability, environmental protection, and with ethnic, racial and gender issues; (2) while the preponderance of Board seats would be held by those with extensive business experience, skills and talents from academia, government and the non-profit sector should also be strongly considered; (3) there should be a balance on the Board with respect to age; (4) there should be mandatory retirement at age 70; and (5) as a matter of policy, a majority of the directors should be independent, non-employee directors.

  The Board of Directors has also adopted eleven fundamental operating procedures and policies, which are briefly described below.

  (1) The Board should be organized into at least four committees:
Compensation, Investment, Audit and the Committee on the Board (which replaced the Nominating Committee). Only independent Directors may serve on the Audit and Compensation Committees. The Committee on the Board is to consist of independent Directors and is to include the Chairman of the Board and/or the Chief Executive Officer, in an advisory capacity.

  (2) The Board itself should be responsible, in fact as well as procedure, for selecting its own members, who are to be screened by the Committee on the Board.

  (3) The Chairman is to make recommendations to the Committee on the Board with respect to committee memberships, on the basis of the experience and knowledge of the individual directors, their preferences and the need for continuity in certain areas.

  (4) The independent directors are to meet in executive session at least once per year, and to communicate the results of such meeting to the Chief Executive Officer.

  (5) Periodic reports are to be made to the Compensation Committee on executive compensation, with reference to executive compensation at comparable companies, and recommendations with respect to executive compensation are to be made to the Board of Directors by the Compensation Committee. The Committee on the Board should make recommendations to the Board of Directors on director compensation.

  (6) The full Board is to evaluate the Chief Executive Officer annually.

  (7) At least once every three years, the Committee on the Board should determine if each director's continued participation is in the best interests of the Company.

  (8) A working minimum of seven directors and maximum of eleven is desirable.

  (9) Board members should have access to the management of the Company.

  (10) There should be, and is, a mechanism for any director to call an executive session of the independent directors, at any time such director deems appropriate.

  (11) To help correlate the economic interests of directors and stockholders, a meaningful portion of director compensation should be in Common Stock of the Company.

  The Board of Directors has adopted these guidelines for the composition of the Board and operating policies and procedures as part of its on-going efforts to determine appropriate corporate governance procedures for the Company. The Board expects that it will continue to evaluate such guidelines, policies and procedures consistent with that goal.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

  During the Company's 1997 fiscal year, which ended November 28, 1997, the Board of Directors held six meetings. During fiscal 1997, the Board had standing Audit, Compensation and Investment Committees, and a Committee on the Board. All of the directors attended more than 75% of the aggregate of (i) the meetings of the Board of Directors held while they served and (ii) the total number of meetings held by all committees on which they served.

  The Committee on the Board met two times during the 1997 fiscal year and is currently composed of Mr. Gant (Chairman), Ms. McKenna and Mr. Tippett. The Committee on the Board reviews the performance of directors and recommends to the Board of Directors the selection of directors to be nominated and considers and recommends issues relating to Director compensation, pursuant to the Board of Directors' policies and procedures outlined above. With respect to the 1999 Annual Meeting, the Committee on the Board will consider nominees recommended by stockholders received by the Company on or before November 4, 1998, addressed to the Office of the Clerk, The Stride Rite Corporation, 191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02173-9191.

  The Audit Committee met three times during the 1997 fiscal year and is currently composed of Messrs. Seelert (Chairman), Mori and Slosberg. The Audit Committee recommends the selection of independent auditors to the Board of Directors, reviews the overall scope, as well as the results, of the annual audit, and reviews the overall internal controls of the Company.

  The Compensation Committee met five times during the 1997 fiscal year and is composed of Mr. Mori (Chairman), Messrs. Gant and Tippett and Ms. McKenna. Members of the Compensation Committee are non-employee directors of the Company. The Compensation Committee reviews executives' salaries, administers various incentive compensation plans and recommends action to the Board of Directors on matters related to compensation for officers and other key employees of the Company and its subsidiaries. The Compensation Committee Report for the 1997 fiscal year is included in this proxy statement, commencing on page 13.

  The Investment Committee met three times during the 1997 fiscal year. It is composed of Messrs. Slosberg (Chairman), Seelert and Tippett. The Investment Committee recommends the selection of independent investment managers for the investment of the Company's pension funds and reviews and monitors the performance of the Company's pension funds. The Investment Committee also reviews the Company's short-term investment of the Company's available funds.

COMPENSATION OF DIRECTORS

  Each director receives a flat annual retainer of $30,000. There is no meeting attendance fee and no committee fees. This compensation structure replaces the former fee structure of an annual retainer of $18,500 and additional fees for attendance at meetings and for acting as a committee chairperson. During fiscal year 1997, the directors received fees averaging $27,500. Each director receives reimbursement for expenses incurred in attending Board and committee meetings.

  Each director receives, pursuant to the 1994 Non-Employee Stock Ownership Plan (the "1994 Director Plan"), a grant of 500 shares of Common Stock on the first business day following each Annual Meeting of Stockholders. In addition, each director received, upon implementation of the same plan, and each person receives upon becoming a director, a one-time option to purchase 5,000 shares of Common Stock with an exercise price equal to the market price on the date of grant, defined as the closing price for the Company's Common Stock on the New York Stock Exchange--Composite Tape. Each option is granted with a term of ten years from the date of grant, and becomes exercisable in three installments: 1,600 shares on the first anniversary of the grant and 1,700 shares on each of the second and third anniversaries of the grant. The 1994 Directors' Plan will terminate upon the approval of the 1998 Non-Employee Director Stock Ownership Plan by the shareholders (see "1998 Non-Employee Director Stock Ownership Plan" below).

  Under the proposed 1998 Director Stock Ownership Plan, each director will receive 500 shares of stock and an option, with an exercise price equal to the market value on the date of grant, to purchase 5,000 shares of Common Stock on the day after each annual meeting of shareholders commencing in 1999, and on the day after the effectiveness of the registration statement with respect to such plan in 1998.

EXECUTIVE COMPENSATION

 Summary Compensation Table

  The following table shows the compensation for the past three fiscal years of the Chief Executive Officer and each of the other four most highly compensated executive officers (the "named executive officers") as of the end of the Company's 1997 fiscal year.

                          SUMMARY COMPENSATION TABLE

                                                              LONG TERM COMPENSATION
                                                              ----------------------
                                     ANNUAL COMPENSATION              AWARDS
                                     -------------------              ------
                                                    OTHER
                                                   ANNUAL  RESTRICTED           ALL OTHER
                                                   COMPEN-   STOCK               COMPEN-
NAME AND                  FISCAL   SALARY   BONUS  SATION    AWARDS     OPTIONS  SATION
PRINCIPAL POSITION         YEAR      ($)   ($)(1)  ($)(2)     ($)       (#)(3)   ($)(4)
------------------        ------   ------- ------- ------- ----------   ------- ---------
Robert C. Siegel           1997    545,000 817,500    --        --      100,000   49,992
 Chairman of the Board,    1996    520,000     --     --        --       75,000   57,865
 President & Chief Exec-
 utive Officer             1995    520,000     --     --        --      100,000  100,287
-----------------------------------------------------------------------------------------
John R. Ranelli            1997    278,103 275,000    172       --       80,000    1,777
 Executive Vice Presi-
 dent                      1996(5)  68,750     --     --        --      150,000      120
                           1995        --      --     --        --          --       --
-----------------------------------------------------------------------------------------
Diane M. Sullivan          1997    259,266 200,000    --        --       60,000    3,077
 Group President, Li-
 censed Brands             1996    212,032  40,000    --        --       60,000      720
                           1995(6) 114,487  38,800    --        --       70,000      480
-----------------------------------------------------------------------------------------
Joanna M. Jacobson         1997    282,500 111,000    --        --       60,000      720
 President, The Keds
 Corporation, a            1996(7) 169,936  37,000    --    215,582(8)  225,000      420
 subsidiary of the Com-
 pany                      1995        --      --     --        --          --       --
-----------------------------------------------------------------------------------------
Howard B. Collins, Jr.     1997    222,482 156,000  3,495       --       20,000    1,108
 President, Stride Rite
 Sourcing                  1996(9)  40,051  20,000    --        --       40,000       60
 International, Inc., a
 subsidiary of the Com-
 pany                      1995        --      --     --        --          --       --

--------
(1) Amounts awarded under the Annual Incentive Compensation Plan for the respective fiscal years. The amount awarded (i) to Ms. Sullivan for 1995 was guaranteed pursuant to Ms. Sullivan's employment arrangement with the Company and for 1996 was in recognition of her performance and the attainment of financial goals by the Wholesale Division of Stride Rite Children's Group, Inc., (ii) to Ms. Jacobson for 1996 was guaranteed pursuant to her employment arrangement with the Company, and (iii) to Mr. Collins for 1996 was guaranteed pursuant to Mr. Collins' employment arrangement with the Company.
(2) Amounts reimbursed by the Company for the payment of taxes on non-deductible relocation expenses. Amounts for executive perquisites and other personal benefits, securities or property are not shown because the aggregate dollar amount per executive is less than the lesser of either $50,000 or 10% of annual salary and bonus.
(3) Awards made in fiscal 1996 and 1997 with respect to fiscal 1995 and 1996 were awarded under the 1995 Plan. Awards made in fiscal 1998 with respect to fiscal 1997 were awarded under the 1998 Plan. For Mr. Ranelli for 1996, consists of options to purchase 150,000 shares granted pursuant to Mr. Ranelli's employment arrangement with the Company. For Ms. Sullivan in 1995, consists of options to purchase 30,000 shares granted pursuant to Ms. Sullivan's employment arrangement with the Company and 40,000 shares granted in fiscal 1996 in respect of fiscal 1995. For Ms. Jacobson in 1996, consists of options to purchase 150,000 shares granted pursuant to Ms. Jacobson's employment arrangement with the Company and 75,000 shares granted in fiscal 1997 in respect of fiscal 1996. For Mr. Collins in 1996, consists of options to purchase 20,000 shares granted pursuant to Mr. Collins' employment arrangement with the Company and 20,000 shares granted in fiscal 1997 in respect of fiscal 1996.
(4) Amounts awarded include (i) payments of dividend equivalents on shares of Common Stock subject to unexercised options granted under the 1975 Plan of $48,000, $55,500 and $97,150 for Mr. Siegel in respect of fiscal 1997, 1996 and 1995, respectively; (ii) Company contributions to the executive's Employee Savings and Investment Plan account of $792, $1,165 and $1,937 for Mr. Siegel in respect of fiscal 1997, 1996 and 1995, respectively, $1,057 for Mr. Ranelli in respect of fiscal 1997, $2,357 for Ms. Sullivan in respect of fiscal 1997 and $388 for Mr. Collins in respect of fiscal 1997; (iii) amounts of insurance premiums paid by the Company for the term life insurance for the benefit of the executive of $1,200, $1,200 and $1,200 for Mr. Siegel in respect of fiscal 1997, 1996 and 1995, respectively, $720 and $120 for Mr. Ranelli in respect of fiscal 1997 and 1996, respectively, $720, $720 and $480 for Ms. Sullivan in respect of fiscal 1997, 1996 and 1995, respectively, $720 and $420 for Ms. Jacobson in respect of fiscal 1997 and 1996, respectively, and $720 and $60 for Mr. Collins in respect of fiscal 1997 and 1996, respectively.
(5) Mr. Ranelli joined the Company on September 1, 1996.
(6) Ms. Sullivan joined the Company on April 24, 1995.
(7) Ms. Jacobson joined the Company on April 18, 1996.
(8) Ms. Jacobson, as part of her employment agreement on April 18, 1996, received 20,779 shares of restricted stock at a fair market value of $10.375 on the date of the award. The restrictions on resale lapsed on July 1, 1996. Ms. Jacobson received one dividend payment of $1,038.95 with respect to these restricted shares during the restricted period.
(9) Mr. Collins joined the Company on September 26, 1996.

 Stock Option Grants

  The following table shows information concerning options to purchase Company Common Stock granted with respect to fiscal 1997 to the named executive officers pursuant to the 1998 Plan (except as set forth in footnote 2 below).

                      OPTION GRANTS FOR FISCAL YEAR 1997

                                         INDIVIDUAL GRANTS
                           ---------------------------------------------
                                                                                POTENTIAL
                                      % OF                                 REALIZABLE VALUE AT
                                     TOTAL                                   ASSUMED ANNUAL
                                    OPTIONS             MARKET            RATES OF STOCK PRICE
                                   GRANTED TO EXERCISE PRICE ON               APPRECIATION
                           OPTIONS EMPLOYEES  OR BASE  DATE OF  EXPIRA-    FOR OPTION TERM(1)
                           GRANTED FOR FISCAL  PRICE    GRANT     TION   -----------------------
  NAME                       (#)      YEAR     ($/SH)   ($/SH)    DATE   0%($)  5%($)   10%($)
  ----                     ------- ---------- -------- -------- -------- ----- ------- ---------
  Robert C. Siegel........ 100,000    10.8     11.00    11.00   12/11/07    0  691,784 1,753,117
------------------------------------------------------------------------------------------------
  John R. Ranelli.........  20,000     2.2     13.38    13.38    6/18/07    0  168,229   426,326
                            60,000     6.5     11.00    11.00   12/11/07    0  415,070 1,051,870
------------------------------------------------------------------------------------------------
  Diane M. Sullivan.......  60,000     6.5     11.00    11.00   12/11/07    0  415,070 1,051,870
------------------------------------------------------------------------------------------------
  Joanna M. Jacobson......  60,000     6.5     11.00    11.00   12/11/07    0  415,070 1,051,870
------------------------------------------------------------------------------------------------
  Howard B. Collins, Jr...  20,000     2.2     11.00    11.00   12/11/07    0  138,357   350,623

--------
(1) Based upon the market price on the date of grant and an annual appreciation at the rate stated of such market price through the expiration date of such options. The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.
(2) Options were granted by the Compensation Committee under the 1998 Plan to Messrs. Siegel, Ranelli and Collins and Ms. Sullivan and Ms. Jacobson on December 11, 1997, with respect to fiscal 1997. Options were granted by the Compensation Committee under the 1995 Plan to Mr. Ranelli on June 18, 1997 with respect to fiscal 1997. Options are exercisable as to one-third of the shares underlying the options on each of the first, second and third anniversaries of the date of grant.

AGGREGATED OPTION EXERCISES AND OPTION VALUES

  The following table shows information concerning the exercise of stock options during fiscal year 1997 by each of the named executive officers and the fiscal year-end value of unexercised options.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                          VALUE OF
                                                          NUMBER OF UNEXERCISED   UNEXERCISED IN-THE-MONEY
                                                          OPTIONS AT FY-END (#)   OPTIONS AT FY-END ($)(1)
                           SHARES ACQUIRED    VALUE     ------------------------- -------------------------
  NAME                     ON EXERCISE (#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
  ----                     --------------- ------------ ----------- ------------- ----------- -------------
  Robert C. Siegel........         0             0        286,666      208,334      607,082      330,731
-----------------------------------------------------------------------------------------------------------
  John R. Ranelli.........         0             0         30,000      140,000      103,125      412,500
-----------------------------------------------------------------------------------------------------------
  Diane M. Sullivan.......         0             0         33,333       96,667       55,832      152,918
-----------------------------------------------------------------------------------------------------------
  Joanna M. Jacobson......         0             0         66,667      158,333      154,167      244,270
-----------------------------------------------------------------------------------------------------------
  Howard B. Collins, Jr...         0             0          6,667       33,333       19,584       52,916

--------

(1) Represents the difference between the closing price of the Company's Common Stock on November 28, 1997 ($11 15/16) and the exercise price of the options, multiplied by the number of shares represented by such options.

EMPLOYMENT AGREEMENT

  On November 4, 1997, the Company entered into a new employment agreement with Robert C. Siegel for Mr. Siegel's service to the Company as Chairman of the Board, President and Chief Executive Officer for the employment period from December 1, 1997 through December 15, 1998 (the "Employment Agreement"). The Employment Agreement replaces Mr. Siegel's previous employment agreement, which expired pursuant to its terms.

  Mr. Siegel's annual rate of base salary under the Employment Agreement is $650,000. In addition, the Employment Agreement provides for eligibility for an annual bonus for the Company's 1998 fiscal year with a "bonus percentage" of 50% of base salary. Pursuant to the Employment Agreement, on December 11, 1997, in order to replace long-term benefits forfeited by Mr. Siegel by leaving his prior employment, the Company paid Mr. Siegel a cash payment of $306,000, which payment was equal to the excess of (A) $966,000 over (B) (i) the aggregate fair market value of 60,000 shares of the Company's common stock, as of such date (the number of shares subject to options granted pursuant to the employment agreement with Mr. Siegel dated October 21, 1993), plus (ii) the aggregate gain, if any, realized by Mr. Siegel on any of the option shares acquired and resold after December 13, 1993 at a price in excess of $15.875 per share. Pursuant to the Employment Agreement, for the Company's 1997 fiscal year, Mr. Siegel received on February 16, 1998, an annual incentive bonus of $817,500, based upon the Company achieving corporate incentive goals of 125% or greater under the Company's Annual Incentive Compensation Plan (the "Annual Incentive Plan").. Mr. Siegel is also entitled to receive certain enumerated perquisites and to participate in the various employee benefit plans which the Company maintains or adopts during his employment period.

  The Employment Agreement also provides for severance payments to Mr. Siegel in the event that the Company terminates Mr. Siegel's employment during the employment period for any reason other than cause, including the failure by the Company to further extend the term of Mr. Siegel's employment by December 11, 1998 (in which case his employment will be deemed terminated on December 15, 1998), equal to 12 months' salary plus continued participation in medical and dental plans through the end of the employment period. Mr. Siegel has also entered into a change of control employment agreement with the Company as described under the heading "Change of Control Employment Agreements" below.

CHANGE OF CONTROL EMPLOYMENT AGREEMENTS

  On February 12, 1998 the Company entered into new change of control employment agreements with each of the named executive officers in the summary compensation table, and with certain other executive officers. The change of control employment agreements are for two-year terms, which terms extend for one-year upon each anniversary unless a notice not to extend is given by the Company. These agreements provide generally that the executive's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after a change of control of the Company. If the Company terminates the executive's employment (other than for cause, death, disability or retirement) or if the executive terminates for good reason during such two-year period (or upon certain terminations within 18 months prior to a change of control in connection with or in anticipation of a change of control), the Company must provide certain specified severance benefits. For purposes of the agreements, a change of control shall mean, subject to the conditions and exceptions specified in the change of control employment agreements, (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of securities of the Company where such acquisition causes such Person to own 20 percent or more of the Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) individuals who, as of February 12, 1998, constitute the Board of Directors cease to constitute at least a majority of the Board of Directors; (iii) consummation of certain reorganizations, mergers or consolidations or sales or other dispositions of all or substantially all of the assets of the Company or the acquisition of assets of another entity; or
(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  Severance benefits under the agreements with each of the named executive officers (other than Mr. Collins) include three times the sum of the executive's base salary, target bonus, and dividend equivalents under the 1975 Plan, and three years of continued welfare insurance plan coverage. The value of additional retirement benefits which would have been earned by the executive had he or she remained in the Company's employ for an additional period of three years would also be paid to the executive. Mr. Collins would receive severance payments and other benefits based upon a 2-year severance multiple. In addition, the executives are entitled to receive an additional payment in an amount sufficient to make them whole for any excise tax on excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended. The agreements also provide for the lapse upon a change of control of all restrictions on options granted under the 1975 Plan.

RETIREMENT INCOME PLAN

  The Company's Retirement Income Plan, as amended effective as of January 1, 1989 (the "Retirement Plan"), is a non-contributory defined benefit pension plan. For salaried, management, sales and non-production hourly employees, the Retirement Plan covers basic compensation received from the Company and its participating subsidiaries, excluding overtime payments, commissions, bonuses and any other additional compensation and for commissioned sales personnel whose compensation is derived wholly from commissions, the Retirement Plan covers 80% of the commissions received (the "Earnings"). The Retirement Plan provides for an annual pension at normal retirement age, 65 (with a minimum of five years of service), determined as follows: (i) for credited service (the "Credited Service") prior to January 1, 1984, 1% of average annual Earnings (based on 1981, 1982 and 1983 Earnings) up to $9,000 and 1.75% of average annual Earnings in excess of $9,000 multiplied by the number of years of Credited Service prior to January 1, 1984, plus (ii) for Credited Service after January 1, 1984 but prior to January 1, 1989, 1.25% of Earnings up to $15,000 for each year of service and 2% of Earnings in excess of $15,000 for each year of service; and (iii) for Credited Service after January 1, 1989, 1.35% of Earnings up to $15,000 for each year of service and 2% of Earnings in excess of $15,000 for each year of service. If the total number of years of Credited Service exceeds 34 years, an amount equal to 1.80% of annual Earnings for each additional year of service will be added to the retirement benefit.

  The following table shows, as to each of the named executive officers, his or her (i) number of years of Credited Service as of February 17, 1998 and
(ii) estimated annual benefits payable upon retirement at age 65. The amounts presented are on a straight-life annuity basis, but alternative methods of payment are available at the option of the participant. In no event shall benefits payable under the Retirement Plan exceed the maximum allowed under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The benefit payment under the Retirement Plan is not subject to any deductions for Social Security benefits or other offset amounts.

                                             NUMBER OF YEARS OF ESTIMATED ANNUAL
                                              CREDITED SERVICE  BENEFITS PAYABLE
                                                   AS OF        UPON RETIREMENT
NAME                                         FEBRUARY 17, 1998     AT AGE 65*
----                                         ------------------ ----------------
Robert C. Siegel............................          4             $21,052
John R. Ranelli.............................          1             $45,750
Diane M. Sullivan...........................          2             $75,800
Joanna M. Jacobson..........................          1             $87,634
Howard B. Collins, Jr.......................          1             $44,450

--------
* Assumes continued service until age 65 at current salary levels.

COMPENSATION COMMITTEE REPORT

  The Compensation Committee consists of four non-employee directors: Mr. Mori (Chairman), Ms. McKenna and Messrs. Gant and Tippett. This report relates to compensation paid for the Company's 1997 fiscal year to Robert C. Siegel, Chairman, President and Chief Executive Officer of the Company and all of the executive officers of the Company.

COMPENSATION PHILOSOPHY

  The Company's executive compensation program is designed to closely link compensation to corporate performance and returns to stockholders. The principal objectives of this strategy are to attract and retain high quality executive talent, to motivate these executives to achieve the Company's strategic goals and to link executive and stockholder interests. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the price of the Company's Common Stock.

  To meet these goals, the Compensation Committee reviews Company, division and personal performance, stock price and executive compensation levels. An independent executive compensation consultant has been used from time to time to assess the competitiveness of the executive compensation program in relation to those of other public corporations with which the Company competes for executive talent. The corporations whose compensation practices have been studied as part of this comparative review include the full range of corporations with which the Company competes for executive talent both within and outside the footwear industry.

  The key elements of the Company's executive compensation in fiscal 1997 consisted of three components, each of which is intended to serve the Company's overall compensation philosophy: base salary, the Annual Incentive Compensation Plan (the "Annual Plan") and the 1998 Long-Term Growth Incentive Plan (the "1998 Plan"). As described more fully below, consistent with the Company's compensation strategy, the Board of Directors has adopted the 1998 Plan, which is proposed for approval by the stockholders at the Annual Meeting to succeed the 1995 Plan, which is expiring pursuant to its terms.

  While the elements of compensation described below are considered separately, the Compensation Committee also evaluates the full compensation package provided by the Company to each individual, including pension benefits, severance plans, insurance and other benefits.

  Under Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), publicly traded corporations such as the Company are not permitted to deduct compensation in excess of $1,000,000 paid to certain top executives, unless the compensation qualifies as "performance-based compensation". Certain compensation paid to Mr. Siegel with respect to fiscal year 1997 will be non-deductible as a result of the $1,000,000 limit. While it is the Company's intention to take appropriate steps to maximize the Company's compensation deduction, the Compensation Committee believes it is important to maintain the flexibility to take actions it considers to be in the best interests of the Company and its stockholders, which may be based on considerations in addition to Section 162(m), and it is possible that situations may arise again in the future in which non-deductible compensation may be paid. In order to maximize such deductibility in future years, the Company is seeking approval of a Senior Executive Annual Incentive Plan by the stockholders of the Company at the Annual Meeting, which plan would replace the Annual Plan for certain executive officers who are or may be subject to Section 162(m).

 Base Salary

  Base salaries for executive officers are determined by evaluating the responsibilities of the executive's position and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies.

  Executives' base salaries are reviewed by the Compensation Committee on an annual basis and adjustments are determined by (i) evaluating the performance of the Company and each executive officer, (ii) considering changes in responsibilities for executives, (iii) with respect to executive officers with responsibility for a particular business unit, considering the unit's financial results and (iv) considering increases in median pay levels for comparable positions at other companies and salary increases granted to other employees of the Company, aiming to implement similar increases to maintain a competitive position.

  Mr. Siegel's base salary for fiscal year 1997 was $545,000 pursuant to the Employment Agreement between the Company and Mr. Siegel dated December 11, 1996. Mr. Siegel's base salary for fiscal year 1998 will be $650,000 pursuant to his new Employment Agreement dated November 4, 1997, in recognition of Mr. Siegel's performance in 1997 and to make his salary more consistent with the salaries of chief executives of comparable companies.

 Annual Incentives

  Under the Annual Incentive Plan as in effect for fiscal 1997, executive officers were eligible for annual cash bonuses equal to a specified percentage of base salary, based on the extent to which certain performance goals were met. These performance goals were established at the beginning of the fiscal year by the Compensation Committee, in consultation with the Chief Executive Officer, and included a threshold consolidated pre-tax income goal, a consolidated pre-tax income goal and divisional pre-tax income goals, where appropriate. The Annual Incentive Plan establishes bonus pools for groups of participants with the same performance goals and allows bonus awards from each bonus pool within a range. With respect to fiscal 1997, the Company's performance met the minimum threshold for payment under the Annual Incentive Plan, and bonus payments were made. Mr. Siegel was paid a bonus of $817,500 for fiscal year 1997 in recognition of the fact that the consolidated pre-tax income goal was exceeded. The proposed Senior Executive Annual Incentive Plan, which if approved will become effective for fiscal year 1998, is described under "Senior Executive Annual Incentive Plan", below. The Committee recommends that Mr. Siegel's incentive compensation for fiscal 1998 be determined in accordance with the new Senior Executive Plan.

 Stock Options

  Under the Company's proposed 1998 Plan, the Compensation Committee may grant options to purchase Common Stock at its then current market value. The Compensation Committee sets guidelines for the number of such awards based on factors including competitive compensation data, the importance of the executive's position, incentive towards achievement of future long-term goals, corporate performance and individual performance against objectives agreed upon between each employee and his or her manager. The options granted generally vest on the first, second and third anniversaries of the grant if the executive is then employed with the Company.

  Subject to shareholder approval of the 1998 Plan, Mr. Siegel was granted an option to purchase 100,000 shares of Common Stock at $11.00 per share (the closing price of the Company's Common Stock on the New York Stock Exchange-- Composite Tape, on December 11, 1997, the date of grant), vesting one-third on each of the first, second and third anniversaries of the December 11, 1997 grant date. The amount and terms of these options were determined in recognition of his 1997 performance against the individual goals established by the Committee, the importance of his position and as an incentive for future performance. The Committee also considered the number of options currently held by Mr. Siegel and the exercise prices of such options.

 Conclusion

  Through the programs described above, a substantial portion of the Company's executive compensation is linked directly to individual and corporate performance and stock price appreciation. The Compensation Committee intends to continue the policy of directly linking a significant portion of executive compensation to corporate performance and stockholder returns.

                                                       COMPENSATION COMMITTEE

                                                       Frank R. Mori
                                                       (Chairman)
                                                       Donald R. Gant
                                                       Margaret A. McKenna
                                                       W. Paul Tippett, Jr.

PERFORMANCE GRAPH

  Set forth below is a graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the Standard & Poor's 500 Index, the Standard & Poor's Smallcap 600 Index, the Standard & Poor's Footwear--500 Index (the prior performance indicator of peer group companies) and the Standard & Poor's Footwear--Smallcap Index (the current performance indicator of peer group companies), for a period of five fiscal years commencing November 29, 1992 and ending November 28, 1997. The reason the two new components in the stock performance graph were added is because in October, 1997, the Company was moved from the Standard & Poor's 500 Stock Index to the Standard & Poor's Smallcap 600 Index. The Standard & Poor's Footwear--500 Index consists of Reebok International Ltd. and Nike, Inc.--Class
B. The Standard & Poor's Footwear--Smallcap Index consists of Brown Group, Inc., Justin Industries, K-Swiss Inc.--Class A, Timberland Co.--Class A, Wolverine World Wide and the Company.

                             [GRAPH APPEARS HERE]

                               1992    1993     1994    1995     1996     1997
                               ----   ------   ------  ------   ------   ------
Company.......................  100    95.02    65.24   47.52    55.55    67.37
S&P Footwear--Smallcap Index..  100   128.48    97.95   94.78   129.62   177.25
S&P Smallcap--600 Index.......  100   118.71   114.36  149.77   182.55   227.35
S&P Footwear--500 Index.......  100    72.57    87.39  111.43   204.03   182.08
S&P 500 Index.................  100   110.10   111.25  152.39   194.85   250.41


CERTAIN TRANSACTIONS WITH MANAGEMENT

  During fiscal 1994, the Company extended to Dennis Garro, President of Stride Rite International Corp., a loan in the amount of $99,000. The highest amount outstanding on this loan since the beginning of fiscal 1997 was $66,000. As of February 17, 1998, $33,000 was outstanding on this loan. During fiscal 1993, the Company extended to Karen K. Crider, General Counsel, Clerk and Secretary of the Company, a loan in the amount of $99,000. The highest amount outstanding on this loan since the beginning of fiscal 1997 was $66,000. As of February 17, 1998, no balance was outstanding with respect to Ms. Crider's loan. Such loans bear interest at a rate of six (6%) percent per annum.

                    2. 1998 LONG-TERM GROWTH INCENTIVE PLAN

GENERAL

  On December 11, 1997, the Board of Directors unanimously adopted the 1998 Long-Term Growth Incentive Plan (the "1998 Plan"), subject to stockholder approval and the effectiveness of a registration statement under the Securities Exchange Act of 1933 (the "1933 Act") covering the Common Stock issuable under the 1998 Plan. The 1998 Plan is intended to replace the 1995 Plan which is expiring, and is designed to continue to encourage and provide opportunities for stock ownership by employees in order to more closely align employees' interests with those of the stockholders. The Board of Directors believes that the 1998 Plan will enable the Company to attract and retain key employees who will make significant contributions towards the successful management, growth and protection of the Company. The Board of Directors also believes that the 1998 Plan will directly link compensation with the achievement of long-term business goals and increases in shareholder value and has adopted the 1998 Plan for these reasons and the reasons stated in the Compensation Committee Report, above. The 1998 Plan will not become effective unless it is approved by the stockholders of the Company.

  The 1998 Plan has a term of three years from the date of approval by the stockholders. The maximum number of shares of the Company's Common Stock which may be awarded or purchased upon exercise of options under the 1998 Plan is 2,400,000, subject to adjustments as provided under the heading "Operation of the 1998 Plan" below. All statements set forth in this Proxy Statement relating to the 1998 Plan are qualified in their entirety by reference to the text of the 1998 Plan which is set forth as Appendix A to this Proxy Statement.

ADMINISTRATION

  The 1998 Plan will be administered by a committee consisting of not less than two non-employee members of the Board of Directors, appointed by the Board of Directors (the "Committee"). The Committee will consist of members who qualify to administer the 1998 Plan as contemplated by Rule 16b-3 and
Section 162(m) under the Code. To the extent permitted by applicable law and the terms and conditions of the Plan, the Committee may delegate to one or more employee members of the Board of Directors the power to make stock or option awards to 1998 Plan participants who are not executive officers pursuant to Section 16 of the 1934 Act (or any successor provision) and are not "covered employees" within the meaning of Section 162(m) of the Code (or any successor provision).

PARTICIPANTS

  Awards of shares of Common Stock and options to purchase shares of Common Stock may be granted pursuant to the 1998 Plan to any key executive of the Company plus, on a highly selective basis, other employees of the Company whom the Committee determines are key contributors to the business of the Company (the "Participants").

OPERATION OF THE 1998 PLAN

  In the event the 1998 Plan is approved by stockholders, each named executive officer (and executive officers and employees in the aggregate) will be granted the number of shares of Common Stock and options to purchase Common Stock determined by the Committee on December 11, 1997, as set forth under the heading "1998 Long-Term Growth Incentive Plan--New Plan Benefits" below. Thereafter, during the term of effectiveness of the 1998 Plan, the Committee may grant awards of Common Stock and/or options to Participants, in its discretion. Options may be incentive stock options as defined by Section 422 of the Code or may be non-qualified stock options; the Committee will specify at the time of grant whether an option is an incentive stock option or a non-qualified stock option. The exercise price of options will be as determined by the Committee, but shall not be less than the fair market value of the stock on the date of grant, except that in the event the Participant owns or is deemed to own 10% or more of the outstanding Common Stock of the Company, the exercise price of an incentive stock option shall not be less than 110% of the fair market value of the Common Stock on the date of grant. The aggregate fair market value at the time of grant of incentive stock options exercisable by any one Participant in a calendar year shall not exceed $100,000 or other limit imposed by the Code. Fair market value on any given date is defined as the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date. The term of each option shall be as set by the Committee, not to exceed 10 years. Stock options shall become exercisable as to one-third of the shares of Common Stock underlying the Stock Option on each of the first three anniversaries of the date of grant, or as otherwise determined by the Committee.

  Common Stock awards shall confer on a Participant the right to receive a specified number of shares of Common Stock subject to the terms and conditions of the award set by the Committee, which may include forfeitability contingencies based on continued employment with the Company, on meeting performance criteria or both. The shares awarded may be subject to restrictions lapsing in equal installments on the third, fourth and fifth anniversaries of grant, or such other restrictions as determined by the Committee.

  Awards of options and shares of Common Stock may not be made following the third anniversary of the date of approval of the 1998 Plan by stockholders, or following the earlier termination of the 1998 Plan. The maximum aggregate number of shares of the Company's Common Stock which may be awarded or purchased upon exercise of options under the 1998 Plan is 2,400,000, and the maximum number of shares that may be awarded to or so purchased by any individual under the 1998 Plan is 500,000, in each case subject to adjustments as provided below. Awards of shares under the 1998 Plan shall not exceed 200,000 shares. If any options or other awards under the 1998 Plan are forfeited or canceled, the shares underlying such options or awards may, to the extent permitted by applicable law, again be awarded or be subject to options under the 1998 Plan. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Company's assets to stockholders or any other change affecting the Common Stock, the Committee may make such proportionate adjustments, if any, as it, in its discretion, may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the 1998 Plan; (ii) the number and kind of shares covered by each outstanding award made under the 1998 Plan; (iii) the option, base or purchase price per share for any outstanding option and other awards granted under the 1998 Plan; and/or (iv) the aggregate number of shares of Common Stock that may be awarded under awards to any one Participant, provided that any such actions are consistently and equitably applicable to all affected Participants. In addition, any Common Stock issued by the Company through the assumption or substitution of outstanding grants or grant commitments from an acquired entity shall not reduce the shares available for issuance under the 1998 Plan.

  The grant of stock options under the 1998 Plan will not entitle the Participant to any interest in any dividend, voting or other rights of a stockholder. Neither the 1998 Plan nor any action taken thereunder will be construed as giving any person a right to be retained as an employee of the Company, nor will any action taken thereunder be construed as entitling the Company to the services of any Participant for any period of time.

  Notwithstanding any other provision of the 1998 Plan to the contrary, in the event of a change of control, (i) any stock options outstanding as of the date of the change of control that are not then exercisable and vested shall become fully exercisable and vested and all restrictions applicable to Common Stock awarded under the 1998 Plan shall lapse and (ii) unless determined otherwise by the Committee at the time of grant, and subject to certain conditions set forth in Section 8(g) of the 1998 Plan, options may be surrendered in exchange for an amount of cash as specified in the 1998 Plan. For purposes of the 1998 Plan, a change of control shall mean, subject to the conditions and exceptions specified in the 1998 Plan, (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of securities of the Company where such acquisition causes such Person to own 20 percent or more of the Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) individuals who, as of December 11, 1997, constitute the Board of Directors cease to constitute at least a majority of the Board of Directors; (iii) the approval by the stockholders of the Company of certain reorganizations, mergers or consolidations or sales or other dispositions of all or substantially all of the assets of the Company or the acquisition of assets of another entity or, if consummation of such business combination is subject, at the time of such approval by stockholders, to the consent of any government or government agency, the obtaining of such consent (either explicitly or implicitly by consummation); or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

NON-TRANSFERABILITY

  Options granted pursuant to the 1998 Plan may not be assignable, alienable, saleable or otherwise transferable by a participant other than by will or under the laws of descent and distribution. If so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise such Participant's rights and receive any distributions under the 1998 Plan upon the Participant's death. To the extent required to comply with regulations and rules under the 1934 Act, including Rule 16b-3, any contrary requirements shall prevail over the provisions set forth above in regard to executive officers subject to Section l6 of the 1934 Act. A stock option may be exercised, during the lifetime of the Participant, only by such Participant or such Participant's legal representative.

NEW PLAN BENEFITS

  The following grants were made by the Board of Directors on December 11, 1997 with respect to fiscal 1997, subject to approval of the 1998 Plan by stockholders and the effectiveness of a registration statement under the 1933 Act covering the Common Stock issuable under the 1998 Plan. The options are exercisable one-third on each of the first three anniversaries of the date of grant, at an exercise price equal to $11.00, the closing price of the Common Stock on the New York Stock Exchange--Composite Tape on the date of grant, December 11, 1997.

                     1998 LONG-TERM GROWTH INCENTIVE PLAN

       NAME AND POSITION                                          STOCK OPTIONS
       -----------------                                          -------------
Robert C. Siegel.................................................    100,000
John R. Ranelli..................................................     60,000
Diane M. Sullivan................................................     60,000
Joanna M. Jacobson...............................................     60,000
Howard B. Collins, Jr............................................     20,000
Executive Officers as a group (15 persons).......................    510,000
Employees as a group (152 persons)(1)............................    800,250

--------
(1) Includes executive officers.

FEDERAL INCOME TAX CONSIDERATIONS

  The Company has been advised that, based on the present provisions of the Code and regulations promulgated thereunder, the federal income tax consequences of the grant, vesting and exercise of stock options under the Plan and the subsequent disposition of stock acquired thereby will be as described below. The following discussion addresses only the general federal income tax consequences of stock options and is not intended as tax advice to any individual. Holders of stock options are urged to consult their own tax advisors regarding the impact of federal, state and local taxes, and the federal alternative minimum tax, given their individual situations.

 Non-Qualified Options

  (a) Generally, an optionee will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the granting of a non-qualified stock option ("NQSO").

  (b) Upon the exercise of a NQSO, the optionee realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired at the time the NQSO is exercised over the exercise price for such shares. At that time, the Company will be allowed a tax deduction equal to the amount of ordinary taxable income recognized by the optionee.

  (c) When an optionee exercises a NQSO by paying the exercise price solely in cash, the basis in the shares acquired is equal to the fair market value of the shares on the date ordinary income is recognized, and the holding period for such shares begins on the day after the shares are received.

  (d) When an optionee exercises a NQSO by exchanging previously acquired shares of Common Stock held as capital assets in partial or full payment of the exercise price, shares of Common Stock received by the optionee equal in number to the previously acquired shares exchanged therefor will be received free of tax and will have the same basis and holding period as such previously acquired shares. The optionee will recognize ordinary taxable income equal to the fair market value of any additional shares received by the optionee, less the amount of any cash paid by the optionee. The optionee will have a basis in such additional shares equal to their fair market value on the date ordinary income is recognized and the holding period of such shares will commence on the day after they are transferred to the optionee.

  (e) Upon subsequent disposition of shares acquired upon exercise of a NQSO, the difference between the amount realized on the sale and the basis in the shares is treated as long-term or short-term capital gain or loss, depending on the holding period for the shares, and the long-term capital gain or loss rate may vary based upon the holding period for the shares. The subsequent disposition of shares acquired by exercise of a NQSO will not result in any additional tax consequences to the Company.

 Incentive Stock Options

  (a) Generally, an optionee will not recognize any taxable income and the Company will not be allowed a tax deduction upon the granting of an Incentive Stock Option ("ISO").

  (b) Upon the exercise of an ISO, the optionee will not realize ordinary taxable income and the Company will not be allowed a tax deduction, as long as the optionee is an employee of the Company (or of a participating subsidiary) from the time of the grant through the date three months before the ISO was exercised. (The foregoing requirement is waived with respect to exercises by the estate of an optionee who dies while employed, or within three months after the termination of his or her employment, and the three-month period is extended to one year in the case of a termination because of total and permanent disability.) If the foregoing requirement is not met, the exercise of an ISO is treated in the same manner as the exercise of a NQSO (see above). The basis for the shares so acquired equals the exercise price, and the holding period for the shares begins on the day after the date the shares are received.

  (c) Generally, upon the disposition of shares acquired through the exercise of an ISO, the optionee will recognize long-term capital gain or loss to the extent the amount realized on the sale of such shares is greater than or less than the exercise price, as long as the disposition is not a "disqualifying disposition" (see paragraph (d) below).

  (d) A "disqualifying disposition" generally occurs if shares acquired upon exercise of an ISO are disposed of by the optionee prior to the expiration of two years from the date of grant of the Option or one year from the date of transfer of shares to the optionee. (However, disposition by the estate of a deceased employee is not considered a disqualifying disposition even if it occurs before these dates.) Upon a disqualifying disposition, the optionee will realize ordinary taxable income (and the Company will be allowed a tax deduction) in an amount equal to the excess, if any of (A) the lesser of (i) the fair market value of the shares on the date the ISO is exercised, or (ii) the amount realized on such disqualifying disposition over (B) the exercise price. The excess, if any, of the amount realized upon such disqualifying disposition over the fair market value of the shares on the date of exercise will be taxed as long-term or short-term capital gain depending on the holding period involved, and the long-term capital gain or loss rate may vary based upon the holding period for the shares.

  (e) Generally, if the optionee exchanges previously acquired shares of Common Stock in partial or full payment of the exercise price of an ISO, the exchange will not affect the ISO treatment of the exercise and, except as otherwise described herein, no gain or loss or other income will be recognized upon the disposition of the previously acquired shares. Shares of Common Stock received by the optionee equal in number to the previously acquired shares exchanged therefor will have the same basis (increased by the amount of ordinary income, if any recognized on the exchange) and the same holding period for capital gains purposes as the previously acquired shares. Optionees will not, however, be able to use the old holding period for purposes of satisfying the holding period requirement for avoiding a disqualifying disposition of the ISO. Shares of Common Stock received by the optionee in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences on the day after the date the shares are received upon exercise of the ISO. If payment of the exercise price is made using shares of Common Stock acquired upon exercise of an ISO, the delivery of these previously acquired shares to the Company will be considered a disposition of the shares for the purpose of determining whether a disqualifying disposition has occurred.

 Change of Control

  The vesting of Stock Options upon a change of control is considered to result in a "parachute payment", some or all of which could be an "excess parachute payment" to the holder. Excess parachute payments are subject to a 20 percent excise tax imposed on the holder and are nondeductible by the Company. In addition, the vesting of ISOs on a change of control would cause ISOs to cease to qualify for ISO status, and to be taxed as NQSOs, to the extent ISOs on more than $100,000 fair market value of Common Stock (determined at the time of grant) become exercisable in a single year. Finally, the exercise of a right following a change of control to have Stock Options canceled in exchange for a payment in cash or Common Stock would result in ordinary income to the holder in an amount equal to the sum of any cash received and the fair market value of any Common Stock received. The optionee's basis in any shares of Common Stock received would be equal to the amount of ordinary income recognized with respect to such shares, and, upon subsequent disposition, any further gain or loss would be either short-term or long-term capital gain or loss, depending on the holding period of the shares. The holding period for such shares would commence on the day after the shares were received. Subject to the excess parachute rules discussed above, the Company would be allowed a tax deduction equal to the amount of ordinary income recognized by the holder.

 Withholding

  The Company has a right to withhold any sum required by federal, state or local tax laws with respect to the exercise or cancellation of any Stock Option, or to require payment of such amounts before delivery of shares.

VOTE REQUIRED

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 PLAN. Approval of the 1998 Plan requires (assuming a quorum is present) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented in person or by proxy at the meeting.

              3. 1998 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

GENERAL

  On February 12, 1998, the Board of Directors unanimously adopted the 1998 Non-Employee Director Stock Ownership Plan (the "1998 Director Plan"), subject to stockholder approval and the effectiveness of a registration statement under the 1933 Act covering the Common Stock issuable under the 1998 Director Plan. The Board of Directors believes that offering long-term incentive opportunities to directors gives directors added incentive to further the long-term profitability of the Company and thereby benefit the stockholders of the Company. The Board of Directors also wishes to assure that its director compensation arrangements remain competitive with those offered elsewhere in order to be able to attract and retain non-employee directors of outstanding ability. The 1998 Director Plan will replace the 1994 Director Plan, which was adopted by the Board of Directors and approved by the stockholders in 1994. The 1994 Director Plan provided for annual grants to each director of 500 shares of Common Stock. The 1998 Plan provides for an additional annual grant to each director of fair market value options to purchase 5,000 shares of Common Stock. The Board of Directors believes that this change will further the goal of aligning the directors' interest with those of the stockholders because such options will only have value if the market value of the Common Stock increases. Accordingly, the Board recommends that the stockholders approve the 1998 Director Plan.

  All statements set forth in this Proxy Statement relating to the 1998 Director Plan are qualified in their entirety by reference to the text of the 1998 Director Plan which is set forth as Appendix B to this Proxy Statement.

ADMINISTRATION

  The 1998 Director Plan will be self-governing. Questions of interpretation, if any, will be resolved by the Board of Directors.

PARTICIPANTS

  Awards of shares of Common Stock and options to purchase shares of Common Stock may be granted pursuant to the 1998 Director Plan to any director who is not an employee of the Company coincident with or subsequent to stockholder approval of the 1998 Director Plan. As of February 27, 1998, all of the directors other than Mr. Siegel (six persons) were eligible to participate in the 1998 Director Plan.

OPERATIONS OF THE 1998 DIRECTOR PLAN

  During the term of the 1998 Director Plan, on the day after the date of the effectiveness of the registration under the 1933 Act of the shares of Common Stock to be issued upon exercise of options granted under the 1998 Director Plan, and on the day after each annual meeting of stockholders beginning in 1999, until the 1998 Director Plan is terminated or amended, the Company will issue to each non-employee director a grant of 500 shares of Common Stock and fair market value options to purchase 5,000 shares of Common Stock. The registration will be effective as soon as practicable following the date of the 1998 Annual Meeting. The option exercise price will be the fair market value of a share of Common Stock on the date of grant, defined as the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the grant date. Each Option will have a term of ten years and will become exercisable as to the purchase of 1,600 shares of the Common Stock one year after the date of grant, 1,700 shares of Common Stock two years after the date of grant and 1,700 shares of Common Stock three years after the date of grant. Unvested options are forfeited upon the director ceasing to serve on the Board of Directors. Upon a change of control of the Company (as described above in "1998 Long-Term Growth Incentive Plan-- Operation of the 1998 Plan"), any stock options outstanding as of the date of the change of control which are not then exercisable and vested, shall become fully exercisable and vested, effective immediately prior to the occurrence of such change of control.

  The maximum number of shares of Common Stock which may be purchased upon exercise of stock options and grants of Common Stock under the 1998 Director Plan is 300,000, subject to adjustments as provided below. If any options awarded under the 1998 Director Plan are forfeited, canceled, reacquired by the Company, satisfied without issuance of Common Stock or otherwise terminated (except by exercise), the shares which underlie such options may again be awarded under the 1998 Director Plan. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, combination of shares, exchanges of shares, warrants or rights offerings to purchase Common Stock at a price below its fair market value, recapitalization, reclassification, merger, consolidation, spinoff or other similar changes in capitalization, then the 1998 Director Plan provides for the adjustment of (i) the aggregate number and kind of shares reserved for issuance under the 1998 Director Plan, (ii) the number of options and/or shares of Common Stock issuable pursuant to the automatic grants described above, and (iii) the number, kind and exercise price of shares of the Common Stock subject to outstanding stock options, as required to ensure that the proportionate interests of the holders of options granted under the 1998 Director Plan will be maintained.

TERMINATION OF AWARDS

  If for any reason, a non-employee director ceases to be a director of the Company one year or more after such director's initial election or appointment to the Board, while such director holds an option granted under the 1998 Director Plan which has vested, such option shall continue to be exercisable for a period of three years or the remainder of the option term, whichever is shorter. If for any reason other than death, a non-employee director ceases to be a director of the Company within one year of such director's initial election or appointment to the Board, any options granted under the 1998 Director Plan to such director shall be canceled as of the date of such cessation. In the event a non-employee director dies within one year of his or her initial election or appointment to the Board, any options held by such director at the time of his or her death shall be exercisable by the transferee who received the option pursuant to a will or in accordance with the laws of descent and distribution for a period of three years following such director's death.

NON-TRANSFERABILITY

  Options granted pursuant to the 1998 Director Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or under the laws of descent and distribution. An option may be exercised, during the lifetime of a non-employee director, only by such non-employee director or his or her legal representative.

TERM OF THE 1998 DIRECTOR PLAN

  Subject to the approval of the 1998 Director Plan by the stockholders of the Company, as provided below, the 1998 Director Plan will be in effect as of April 16, 1998 for a term of ten years, unless earlier terminated by the Board of Directors.

                               NEW PLAN BENEFITS

                1998 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

                                                           ANNUAL      ANNUAL
                                                          OPTIONS TO   STOCK TO
                   NAME AND POSITION                      BE GRANTED  BE GRANTED
                   -----------------                     ----------- -----------
Non-employee Directors as a group (6 persons)...........   30,000       3,000

FEDERAL INCOME TAX CONSIDERATIONS

  Based on the present provisions of the Code and regulations promulgated thereunder, the federal income tax consequences of the grant, vesting and exercise of options under the 1998 Director Plan and the subsequent disposition of stock acquired thereby will be as described below. The following discussion addresses only the general federal income tax consequences of stock options and is not intended as tax advice to any individual. Holders of stock options are urged to consult their own tax advisors regarding the impact of federal, state and local taxes, and the federal alternative minimum tax, given their individual situations.

  A director will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the grant of an option under the 1998 Director Plan. Upon the exercise of an option, the director will have ordinary income in an amount equal to the excess, if any, of (i) the fair market value on the date of exercise of the shares of Common Stock so acquired over (ii) the option exercise price. The director's basis in the shares so acquired will equal the amount of such ordinary income, and the Company will be allowed a tax deduction in the same amount.

  Upon subsequent disposition of shares of Common Stock acquired upon exercise of an option under the 1998 Director Plan, the director will recognize the difference between the amount realized on the sale and the basis in the shares as long-term or short-term capital gain or loss, depending on the holding period for the shares.

VOTE REQUIRED

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 DIRECTOR PLAN. Approval of the 1998 Director Plan requires (assuming a quorum is present) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented in person or by proxy at the meeting.

            4. SENIOR EXECUTIVE ANNUAL INCENTIVE COMPENSATION PLAN

GENERAL

  The Stride Rite Corporation Senior Executive Annual Incentive Compensation Plan (the "Bonus Plan") was adopted by the Board of Directors on February 12, 1998, subject to the approval of the Company's stockholders, in order to continue providing incentives to certain senior executive officers to enhance the value of the Company by tying financial awards to important operating objectives, while at the same time preserving the deductibility of such incentive compensation as performance-based compensation pursuant to Section 162(m) of the Code.

   Employees of the Company who are officers of the Company who are or who may be "covered employees" as defined under Section 162(m) are eligible for selection by the Compensation Committee to participate in the Bonus Plan. Covered employees include the Company's chief executive officer and the other four executive officers included in the Summary Compensation Table in the annual Proxy Statement from time to time. For fiscal 1998, only the Company's chief executive officer will be a covered employee who would participate in the Bonus Plan. The Bonus Plan provides for awards based on the attainment of established pre-tax income goals for the Company and for one or more of its divisions, and limits individual bonus awards to $1.5 million for any fiscal year.

  If approved by the stockholders, the Bonus Plan will be effective for bonus awards beginning with respect to fiscal 1998. Any employee who participates in the Bonus Plan will not participate in the Company's Annual Incentive Compensation Plan.

  All statements set forth in this Proxy Statement relating to the Bonus Plan are qualified in their entirety by reference to the text of the Bonus Plan which is set forth as Appendix C to this Proxy Statement.

ADMINISTRATION

  The Bonus Plan is administered by the Compensation Committee, which has powers under the Bonus Plan to determine the persons who may receive awards and the targets and awards under the Bonus Plan and to certify the attainment of performance goals.

PARTICIPANTS

  The Compensation Committee designates the participants in the Bonus Plan for a plan year from among the employees of the Company who are or may be covered employees under Section 162(m) of the Code with respect to such plan year.

OPERATION OF THE BONUS PLAN

  The Compensation Committee establishes a threshold corporate result, a corporate income goal and division income goals for each plan year. The threshold corporate result is the minimum level of corporate income that must be generated for any bonus awards to be paid. The corporate income goal is based on pre-tax income generated by the Company. The divisional income goal is based on pre-tax income for a specified division of the Company.

  The corporate income goal will represent 50% of a participant's bonus opportunity, and a specific divisional goal (or combined divisional goals) will represent the other 50% of the bonus opportunity.

  If the threshold corporate result has been met, bonus awards allocated to the corporate income goal or any divisional goals are payable, provided that achievement of the goal is at least 85%. Bonus awards of varying percentages of a participant's bonus percentage (up to 300%) may be paid, but not in excess of $1.5 million, depending on the achievement of the applicable goals from 85% to 150%. Bonus percentages may be up to 50% of base salary.

  Notwithstanding the attainment of any goals for a plan year, the Compensation Committee shall have the authority to eliminate or reduce bonus awards in its discretion.

TERM AND AMENDMENTS OF THE BONUS PLAN

  The Bonus Plan has no fixed term, but may be terminated or amended by the Company at any time.

                               NEW PLAN BENEFITS

  Bonuses for future years are not determinable because they are based upon bonus percentages and performance goals determined by the Compensation Committee in its discretion.

VOTE REQUIRED

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS
PROPOSAL. Approval of this proposal requires (assuming a quorum is present) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented in person or by proxy at the meeting.

                           5. SELECTION OF AUDITORS

  Although Massachusetts law no longer requires that the Company's auditors be approved each year by the stockholders, the Board of Directors continues the practice of submitting such selection to the stockholders for their approval because the Board deems it appropriate to do so. The Board of Directors has selected Coopers & Lybrand L.L.P., which has acted as auditors of the Company since 1972, to act as auditors for its current fiscal year. In the event that the stockholders do not approve of Coopers & Lybrand L.L.P., the Board of Directors will reconsider the appointment of Coopers & Lybrand L.L.P.

  A representative of Coopers & Lybrand L.L.P. will be present at the meeting, will be provided the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from the stockholders.

  The Company's consolidated financial statements for the 1997 fiscal year were examined and reported upon by Coopers & Lybrand L.L.P. In connection with that examination, they also reviewed the Company's Annual Report and the Company's filings with the SEC, and provided consultations on financial statement implications of matters under consideration. Coopers & Lybrand L.L.P. also examined and reported upon the financial statements of the Company's retirement and pension plans.

                               6. OTHER MATTERS

  The Board of Directors of the Company is not aware of any other matters which may come before the meeting. If any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on any such matters.

                              PROXY SOLICITATION

  The solicitation of proxies will be principally by mail, and may be followed by telephone and personal contacts by officers, directors or regular employees of the Company, or by employees of D.F. King & Company, Inc., proxy solicitors for the Company. The cost of soliciting proxies will be borne by the Company. The Company does not yet have a written agreement with D.F. King & Company, Inc. regarding the proxy solicitation. It is anticipated that the agreement with D.F. King & Company, Inc. will be on customary terms. The costs of proxy solicitation are not anticipated to exceed $20,000, unless circumstances require otherwise. Brokers and others holding shares of Common Stock in their names or in the names of their nominees will be expected to forward copies of the Company's proxy soliciting material to beneficial owners of such shares and to seek authority for execution of proxies and will be reimbursed by the Company for their reasonable expenses.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company on or before October 30, 1998 to be considered for inclusion, pursuant to Rule 14a-8 under the 1934 Act, in the proxy material for that meeting. Any such proposal should be addressed as follows:

                                          Office of the Clerk
                                          The Stride Rite Corporation
                                          191 Spring Street
                                          P.O. Box 9191
                                          Lexington, Massachusetts 02173-9191

February 27, 1998

                                  APPENDIX A

                          THE STRIDE RITE CORPORATION
                     1998 LONG-TERM GROWTH INCENTIVE PLAN

SECTION 1: PURPOSE

  The purpose of The Stride Rite Corporation 1998 Long-Term Growth Incentive Plan (the "Plan") is to enable The Stride Rite Corporation (the "Corporation") and its Subsidiaries to attract and retain key employees who will make significant contributions towards the successful management, growth and protection of the Corporation and to provide meaningful incentives to such employees who are more directly linked to the achievement of long-term business goals and increase in shareholder value. In addition, the Plan is designed to encourage and provide opportunities for stock ownership by such employees which will more closely align their interests with those of the stockholders of the Corporation.

SECTION 2: DEFINITION OF TERMS

  (a) Award means any Stock Option or Stock Award granted under the Plan.

  (b) Board means the Board of Directors of the Corporation.

  (c) Code means the Internal Revenue Code of 1986, as amended from time to time.

  (d) Committee means a committee of not less than two non-employee members of the Board, appointed by the Board to administer the Plan. The Committee shall be comprised of members who qualify to administer this Plan as contemplated by
(a) Rule 16b-3 under the 1934 Act or any successor rule, and (b) Section 162(m) under the Code.

  (e) Common Stock means the common stock, $.25 par value, of the Corporation.

  (f) Corporation means The Stride Rite Corporation, a corporation established under the laws of the Commonwealth of Massachusetts, and its Subsidiaries.

  (g) Fair Market Value means on any given date the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date or, if no Common Stock was traded on such date, the most recent date on which Common Stock was traded preceding the specified date, as reflected on The New York Stock Exchange--Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the National Association of Securities Dealers Automated Quotation system, or par value of Common Stock if greater.

  (h) Incentive Stock Option (ISO) means a Stock Option to purchase Shares awarded to a Participant which is intended to be an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

  (i) Non-Qualified Stock Option (NQSO) means a Stock Option to purchase Shares of Common Stock awarded to a Participant which is not intended to be an ISO.

  (j) 1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

  (k) Participant means a person selected by the Committee (or its delegate as provided under Section 4) to receive an Award under the Plan.

  (l) Reporting Person means an individual who is subject to Rule 16b-3 of the 1934 Act or any successor rule.

  (m) Shares means shares of the Common Stock of the Corporation.

  (n) Stock Award means an Award to a Participant comprised of Common Stock or valued by reference to Common Stock granted under Section 7(c) of the Plan.

  (o) Stock Option means an Award in the form of the right to purchase a specified number of Shares at a specified price during a specified period.

  (p) Subsidiary means any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with, the Corporation or any entity in which the Corporation has a significant equity interest as determined by the Committee.

SECTION 3: EFFECTIVE DATES

  The Plan shall be effective as of the date the shareholders of the Company approve the Plan, subject to the registration of the Shares issuable pursuant to the Plan. No Awards may be made under the Plan after three years from the date of shareholder approval or earlier termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to three years following shareholder approval or any earlier termination date may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

SECTION 4: ADMINISTRATION

  The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Corporation, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Corporation or of any Subsidiary. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable. To the extent permitted by applicable law and the terms and provisions of the Plan, the Committee may delegate to one or more employee members of the Board the power to make Awards to Participants who are not Reporting Persons and are not "covered employees" within the meaning of Section 162(m) of the Code or any successor provision.

SECTION 5: ELIGIBILITY

  Key executives of the Corporation and its Subsidiaries plus, on a highly selective basis, other employees of the Corporation and its Subsidiaries whom the Committee determines are key contributors to the business of the Corporation and its Subsidiaries shall be eligible to receive an Award under the Plan.

SECTION 6: STOCK AVAILABLE FOR AWARDS

  (a) Common Shares Available. Subject to adjustment as provided in Section 6(c) below, the maximum number of Shares available for Awards under the Plan shall be 2,400,000, plus, to the extent permitted under applicable law, the number of Shares added back pursuant to Section 6(d).

  (b) Share Usage Limits. For the period that the Plan is in effect the aggregate number of Shares that shall be granted as Stock Awards shall not exceed 200,000. Additionally, the aggregate number of Shares that shall be awarded to any one Participant as Awards over the period that the Plan is in effect shall not exceed 500,000 Shares.

  (c) Adjustments. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation's assets to shareholders, or any other change affecting Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number and kind of shares that may be issued under the Plan; (ii) the number and kind of shares covered by each outstanding Award made under the Plan; (iii) the option, base or purchase price per Share for any outstanding Stock Option and other Awards granted under the Plan and/or (iv) the aggregate number of Shares that may be awarded to any one Participant under Awards, provided that any such actions are consistently and equitably applicable to all affected Participants. In addition, any Shares issued by the Corporation through the assumption or substitution of outstanding grants or grant commitments from an acquired entity shall not reduce the Shares available for issuance under the Plan.

  (d) Common Stock Usage. To the extent permitted by applicable law, the Shares underlying any Awards which are forfeited, canceled, reacquired by the Corporation, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan.

  (e) Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

SECTION 7: AWARDS

  (a) General. The Committee shall determine the number and type(s) of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 4 and 8 of the Plan. Awards may be granted singly, in combination or in tandem such that the settlement of one Award automatically reduces or cancels the other. Awards may also be made in replacement of, as alternatives to or as forms of payment for grants or rights under any other employee compensation plan or arrangement of the Corporation, including the plans of any acquired entity.

  (b) Stock Options. A Stock Option shall confer on a Participant the right to purchase a specified number of Shares from the Corporation subject to the terms and conditions of the Stock Option grant. The Committee shall establish the option price at the time each Stock Option is awarded, provided that the per-share price shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Stock Options may be in the form of ISOs or NQSOs, and the Committee shall specify at the time of grant whether the Stock Option is an ISO or an NQSO. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the

Corporation or any subsidiary or parent corporation of the corporation (within the meaning of Section 424 of the Code) and an ISO is awarded to such Participant, the option price shall not be less than 110% of the Fair Market Value at the time such ISO is awarded. The aggregate Fair Market Value at the time of grant of the Shares covered by ISOs exercisable by any one optionee in any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code). The term of each Stock Option shall be fixed by the Committee, provided, however, that in no event shall the term of any Stock Option exceed a period of ten years from the date of its grant. A Stock Option shall become exercisable with respect to 1/3 of the Shares subject to such Stock Option on each of the first three anniversaries of the date of grant or, alternatively, in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. The recipient of a Stock Option grant shall pay for the Shares at the time of exercise in cash or such other forms as the Committee may approve, including Shares valued at their Fair Market Value on the date of exercise, or in a combination of form(s). The Committee may also permit Participants to have the option price delivered to the Corporation by a broker pursuant to an arrangement whereby the Corporation, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker. Any ISO which in whole or in part cannot be treated as an ISO following its grant shall be treated as an NQSO to the extent ISO treatment no longer applies.

  (c) Stock Awards. A Stock Award shall confer on a Participant the right to receive a specified number of Shares subject to the terms and conditions of the Award, which may include forfeitability contingencies based on continued employment with the Corporation or on meeting performance criteria or both. The restriction period for Stock Awards will be a five year restriction period with restrictions lapsing in equal installments on the third, fourth and fifth anniversaries of the date of grant or on any other such terms as the Committee shall establish. Such Stock Awards may be subject to the attainment of specified performance goals or targets, as determined by the Committee and set forth in the specific Stock Award agreements. The Committee shall determine the restrictions and restriction or performance period, and any other terms, conditions and rights relating to a grant of Stock Awards, including the determination to adjust performance goals (up or down) as business conditions so warrant and the consideration, if any, required from Participants for Stock Awards. The Committee may also grant Stock Awards that are not subject to any restrictions.

SECTION 8: GENERAL PROVISIONS APPLICABLE TO AWARDS

  (a) Transferability and Exercisability. Any Award under this Plan will be non-transferable and accordingly shall not be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution. A Stock Option may be exercised, during the lifetime of the Participant, only by such Participant or the Participant's legal representative.

  If so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under this Plan upon the Participant's death. To the extent required to comply with regulations and rules under the 1934 Act, including Rule 16b-3, any contrary requirements shall prevail over the provisions set forth above in regards to Reporting Persons.

  (b) General Restrictions. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

  (c) Grant Terms and Conditions. Subject to the terms and conditions of this Plan, in addition to its determinations under Section 7(b) and/or 7(c) the Committee shall determine the provisions and duration of grants made under this Plan, and the conditions under which a Participant will retain rights under this Plan in the event of the Participant's termination of employment while holding any outstanding Awards.

  (d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under this Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under this Plan shall be conditional on such payment or arrangements, and the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participants. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Shares. Shares that are used to satisfy withholding obligations shall be valued at their Fair Market Value on the date the tax withholding is effective.

  (e) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Committee shall prescribe. The Committee need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

  (f) Settlement. The Committee shall determine, at the time of grant or settlement of an Award, whether such Award will be settled in whole or in part in cash, Shares, or other Awards subject, in the case of Participants subject to Section 16(b) of the 1934 Act, to compliance with Rule 16b-3 of the 1934 Act. The Committee may require or permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash.

  (g) Change of Control. Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control (as hereinafter defined), the provisions of this Section 8(g) shall apply.

    (i) Any Stock Options outstanding as of the date of Change of Control that are not then exercisable and vested shall become fully exercisable and vested and all restrictions applicable to any then-outstanding Stock Award shall lapse, upon the occurrence of a Change of Control.

    (ii) During the 60-day period from and after a Change of Control (the "Exercisable Period"), unless the Committee shall determine otherwise at the time of grant, each holder of a Stock Option (an "Optionee") shall have the right, whether or not such Stock Option is then fully exercisable and in lieu of the payment of the exercise price for the Shares being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercisable Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price (as hereinafter defined) per Share on the date of such election shall exceed the exercise price per Share under the Stock Option (the "Spread"), multiplied by the number of Shares granted under the Stock Option as to which the right granted under this Section 8(g)(ii) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 8(g)(ii) would make a Change of Control transaction ineligible for pooling of interest accounting under APB No. 16 that but for this
  Section 8(g)(ii) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to this
  Section 8(g)(ii) Shares, or the securities into which such Shares are converted, with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

    (iii) Definition of Change of Control. For purposes of this Plan, a "Change of Control" shall mean any of the following events:

      (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding Shares (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and
    (iii) of subsection (C) below, or (v) any acquisition of less than 25% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by a Person who certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Corporation and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for so long as such Person can continue to make such certification; or

      (B) Individuals who, as of December 11, 1997, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

      (C) The approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination: (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

      (D) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (iv) Change of Control Price. For purposes of this Plan, "Change of Control Price" means the higher of (i) the highest reported sales price of a Share in any transaction reported on the New York Stock Exchange Composite Tape during the 60-day period prior to and including the date of a Change of Control and (ii) if the Change of Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of ISOs, the Change of Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such ISO is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

SECTION 9: MISCELLANEOUS

  (a) Plan Amendment or Termination. The Board may amend, alter, suspend, discontinue or terminate the Plan as it deems necessary or appropriate except that no amendment shall be made (i) without shareholder approval, if such amendment would increase the total number of Shares available for issuance under the Plan or if such approval is otherwise necessary under any applicable law or stock exchange rule; or (ii) to cause the Plan not to comply with Rule 16b-3 of the 1934 Act or any successor rule. No amendment, alteration, suspension, discontinuation or termination of the Plan may impair any Participant's rights under the Plan under an Award theretofore granted with the written consent of the Participant.

  (b) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable Award.

  (c) No Rights as Shareholder. Only upon issuance of Shares to a Participant (and only with respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

  (d) No Fractional Shares. No fractional shares shall be issued under the Plan, however, the Committee may provide for a cash payment as settlement in lieu of any fractional shares.

  (e) Other Corporate Benefit and Compensation Programs. Except as expressly determined by the Committee, settlements of Awards received by Participants under this Plan shall not be deemed to be part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Corporate benefit or severance program (or severance pay law of any country). The above notwithstanding, the Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

  (f) Unfunded Plan. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund(s). Likewise, the Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Corporation.

  (g) Successors and Assignees. The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

  (h) Governing Law. The validity, construction and effect to the Plan and any actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.

                                  APPENDIX B

                          THE STRIDE RITE CORPORATION
                1998 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

SECTION 1: PURPOSE

  The Stride Rite Corporation 1998 Non-Employee Director Stock Ownership Plan (the "Plan") has been adopted to promote the long-term growth and financial success of The Stride Rite Corporation (the "Company") by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

SECTION 2: DEFINITIONS

  As used in the Plan, the following terms have the respective meanings as set forth below.

  --Award means any Stock Option or Stock Award granted under the Plan.

  --Board means the Company's Board of Directors.

  --Common Stock means the Common Stock, $.25 par value, of the Company.

  --Company means The Stride Rite Corporation, a corporation established under the laws of the Commonwealth of Massachusetts, and any entity that is directly or indirectly controlled by the Company.

  --Fair Market Value means on any given date the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date or, if no Common Stock was traded on such date, the most recent date on which Common Stock was traded preceding the specified date, as reflected on The New York Stock Exchange--Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the National Association of Securities Dealers Automated Quotation system, or par value of Common Stock if greater.

  --1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

  --Participant means a Director of the Board who is not an employee of the Company coincident with or subsequent to shareholder approval of the Plan.

  --Shares means shares of the Common Stock.

  --Stock Award means an Award to a Participant comprised of Common Stock granted under Section 6 of the Plan.

  --Stock Option means an Award in the form of the right to purchase a specified number of Shares at a specified price during a specified period granted under Section 6 of the Plan.

SECTION 3: EFFECTIVE DATES

  (a) The Plan shall be in effect as of April 16, 1998, subject to approval by the Company's stockholders and registration of the Shares issuable pursuant to the grant of Stock Awards and the exercise of Stock Options pursuant to the Securities Act of 1933, as amended. No Awards may be made under the Plan after ten years from the date of approval or earlier termination of the Plan by the Board.

  (b) The Stride Rite Corporation 1994 Non-Employee Director Stock Ownership Plan shall terminate with respect to the grant of additional awards under such Plan on the date of shareholder approval of this Plan.

SECTION 4: PLAN OPERATION

  The Plan is intended to be self-governing and requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the Board.

SECTION 5: STOCK AVAILABLE FOR AWARDS

  (a) Common Shares Available. The maximum number of Shares available for Awards under the Plan may not exceed 300,000 shares of Common Stock of the Company.

  (b) Adjustments and Reorganizations. In the event of any change in the Common Stock by reason of any stock dividend, stock split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, merger, consolidation, spin-off or other change in capitalization of the Company, other than a transaction in which the Stock Options would be assumed pursuant to Section 7(b) hereof, the aggregate number and kind of shares reserved for issuance under the Plan, the number of Stock Options and Stock Awards issuable pursuant to the automatic grant provisions of Section 6 hereof, and the number, kind and option price of shares subject to outstanding Stock Options, shall be automatically adjusted such that the proportionate interests of the holders of Stock Options granted under the Plan will be maintained as before the occurrence of such event; provided, however, that the number of shares subject to any Award shall always be a whole number.

  (c) Common Stock Usage. The number of Shares of Common Stock underlying any Awards granted under the Plan which are forfeited, canceled, reacquired by the Company, satisfied without issuance of Common Stock or otherwise terminated (other than by exercise) shall again be available for granting of additional Awards under the Plan.

SECTION 6: AWARDS

  (a) On the day after the date of the effectiveness of the Registration Statement for the Shares and the day after each annual meeting of stockholders commencing with the 1999 annual meeting of stockholders, the Company will issue to each Participant a stock grant of 500 Shares (the "Annual Stock Award") and a non-qualified Stock Option to purchase 5,000 shares (the "Annual Stock Option") until the Plan is terminated or amended.

  (b) Each Annual Stock Option shall have a term of ten years and shall become exercisable as follows: with respect to 1,600 Shares one year after grant; with respect to 1,700 Shares two years after grant and with respect to 1,700 Shares three years after grant.

  (c) The Stock Option exercise price shall be the Fair Market Value of a Share on the date of grant, payable at the time of exercise in cash or Shares (held at least six months prior to exercise, unless purchased by the Participant on the open market) valued at their Fair Market Value, or in a combination thereof.

SECTION 7: EFFECT OF CHANGES OF CONTROL AND BUSINESS COMBINATIONS

  (a) Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control (as hereinafter defined), the provisions of this
Section 7 shall apply.

    (i) Any Stock Options outstanding as of the date a Change of Control occurs, which are not then exercisable and vested, shall become fully exercisable and vested, effective immediately prior to the occurrence of such Change of Control.

    (ii) Definition of Change of Control. For purposes of this Plan, a "Change of Control" shall mean the happening of any of the following events:

      (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding Shares (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A) the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (i),
    (ii) and (iii) of subsection (C) below; or (v) any acquisition of less than 25% of the Outstanding Company Common Stock or Outstanding Company Voting Securities by a Person who certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Company and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for so long as such Person can continue to make such certification; or

      (B) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

      (C) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (each a "Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock or the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

      (D) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

  (b) In the event of a Business Combination, outstanding Stock Options shall be assumed by the successor or acquiror corporation, as the case may be, or a parent thereof, or be replaced with a comparable option to purchase shares of the capital stock of such successor, acquiror or parent, provided that each outstanding Stock Option which is assumed in connection with a Business Combination or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Business Combination, to apply and pertain to the number and class of securities which would have been issuable, upon the consummation of such Business Combination, to an actual holder of the same number of shares of Common Stock as are subject to such Stock Option immediately prior to such Business Combination, and provided further that, should the consideration to be received in the Business Combination by the holders of Common Stock be cash in whole or in part, the holder of each Stock Option shall be entitled to receive that amount of cash that would be payable upon the consummation of such Business Combination, to an actual holder of the same number of shares of Common Stock as are subject to such Stock Option immediately prior to such Business Combination, less the exercise price per share subject to such Stock Option. In the event that Stock Options are assumed or otherwise continue in effect, in whole or in part, appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same, and, in addition, the class and number of securities available for issuance under the Plan and the automatic grant provisions of Section 6 hereof following the consummation of the Business Combination shall be appropriately adjusted.

  (c) The grant of Stock Options and Stock Awards under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 8: GENERAL PROVISIONS APPLICABLE TO AWARDS

  (a) Non-Transferability of Stock Options. Stock Options granted under
Section 6 hereof may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or under the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer. A Stock Option may be exercised, during the lifetime of the Participant, only by such Participant or his legal representative.

  (b) Termination of Directorship. If for any reason a Participant ceases to be a Director of the Company one year or more after the Director's initial election or appointment to the Board while holding a Stock Option granted under this plan, any Stock Option which has vested shall continue to be exercisable for a period of three years or the remainder of the option term whichever is shorter (the "post termination period"). If for any reason other than death a Participant ceases to be a Director of the Company within one year of the Director's initial election or appointment to the Board, any Stock Option awarded under this plan and held by the Director shall be canceled as of the date of such termination. In the event a Participant dies within one year of initial election or appointment to the Board, the Stock Options shall be exercisable by the transferee who received such Stock Option pursuant to a will or in accordance with the laws of descent and distribution for a period of three years following the date of death.

  (c) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Board shall prescribe. The Board need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

  (d) Plan Amendment or Termination. The Board may suspend the Plan or any portion of the Plan or terminate the Plan. The Board may also amend the Plan if deemed to be in the best interests of the Company and its stockholders; provided, however, that no such suspension, termination or amendment may impair any Participant's right regarding any outstanding Awards without his or her consent.

  (e) Governing Law. The validity, construction and effect of the Plan and any such actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.

                                  APPENDIX C

                          THE STRIDE RITE CORPORATION
              SENIOR EXECUTIVE ANNUAL INCENTIVE COMPENSATION PLAN

                                   ARTICLE I

                                 Introduction

  The purpose of The Stride Rite Corporation Senior Executive Annual Incentive Compensation Plan is to provide incentives to the Chief Executive Officer and certain other senior executive officers of the Company or any of its subsidiaries, to enhance the value of the Company. By offering annual financial rewards, the Plan can recognize contributions made by individual senior executives in the attainment of important operating objectives. It is also anticipated that the Plan will help the Company attract and retain the highest quality employees available.

                                  ARTICLE II

                                  Definitions

  2.1 "Board" shall mean the Board of Directors of the Company.

  2.2 "Bonus Award" shall mean the amount of award (if any) made to a Participant under the Plan in a Plan Year in accordance with Section 4.4(b).

  2.3 "Bonus Percentage" shall mean that percentage of a Participant's annual base salary rate (as of the date the Bonus Percentage is determined) upon which a Bonus Award is calculated. Bonus Percentage may not exceed 50%.

  2.4 "Code" means the Internal Revenue Code of 1986, as amended.

  2.5 "Combined Divisional Goal" shall mean, for any Plan Year, the sum of all Divisional Goals.

  2.6 "Committee" shall mean the Compensation Committee of the Board.

  2.7 "Company" shall mean The Stride Rite Corporation and its successors and assigns and any of its subsidiaries.

  2.8 "Corporate Income" shall mean, for any Plan Year, the consolidated pre-tax income generated by the Company. For purposes of the Plan, Corporate Income for any Plan Year shall be determined by the Committee in accordance with generally accepted accounting principles and after accounting for non-operating income or expenses and before accounting for income taxes.

  2.9 "Corporate Income Goal" shall mean, for any Plan Year, that amount of Corporate Income which the Committee targets for achievement in the Plan Year.

  2.10 "Covered Employee" means an employee of the Company or any of its subidiaries designated by the Committee prior to the Plan Year (or within the first 90 days after the beginning of the Plan Year), as an employee who is or may be a "covered employee" within the meaning of Section 162(m) of the Code with respect to such Plan Year.

  2.11 "Divisional Goal" shall mean, for any Plan Year, that amount of pre-tax income which the Committee targets for achievement in the Plan Year for a division of the Company.

  2.12 "Incentive Goal" shall mean, for any Participant, the Corporate Income Goal and/or Combined Divisional Goal or Divisional Goal assigned to the Participant.

  2.13 "Participant" shall mean any Covered Employee who has been designated as such by the Committee pursuant to Article III to participate in the Plan for a Plan Year.

  2.14 "Plan" shall mean The Stride Rite Corporation Senior Executive Annual Incentive Compensation Plan.

  2.15 "Plan Year" shall mean the fiscal year of the Company.

  2.16 "Threshold Corporate Result" shall mean, for any Plan Year, the minimum level of Corporate Income which the Committee determines must be generated in a Plan Year as a condition precedent to the payment of any Bonus Award for the Plan Year.

  2.17 "Total Disability" shall mean the permanent inability of a Participant, as a result of accident or sickness, to perform any and every duty pertaining to such Participant's occupation or employment for which the Participant is suited by reason of the Participant's previous training, education and experience.

                                  ARTICLE III

                                  Eligibility

  For each Plan Year the Committee shall designate Participants from among Covered Employees who are employee-directors of the Company or who hold the title of Chief Executive Officer and certain other senior executives who report directly to the Chief Executive Officer of the Company.

  Participants shall be selected prior to the commencement of each Plan Year or within the first 90 days after the beginning of the Plan Year. Following the period referred to in the preceding sentence, other Participants may be added by the Committee because of promotion, hiring or other reasons warranting their inclusion or Participants may be excluded by the Committee by reason of demotion or other reasons warranting exclusion.

                                  ARTICLE IV

                                Annual Bonuses

  4.1. ESTABLISHMENT OF CORPORATE INCOME GOAL AND DIVISIONAL GOALS. Before the beginning of each Plan Year or within the first 90 days after the beginning of the Plan Year, the Committee shall establish the Threshold Corporate Result, Corporate Income Goal, Combined Divisional Goal and Divisional Goal for each of the Company's divisions, pursuant to which annual bonuses shall be payable, if at all, under the Plan to a Participant with respect to performance in such Plan Year.

  4.2 ASSIGNMENT OF INCENTIVE GOALS.

  (a) At the time each Covered Employee is designated as a Participant pursuant to Article III, he or she shall be notified of such designation by the Committee and shall be assigned Incentive Goals by the Committee. If the

Committee determines that a Participant's position is substantially tied to and functional at the divisional level, one of the Incentive Goals shall be the Corporate Income Goal, which shall be 50% of the Participant's bonus opportunity in any Plan Year. Such a Participant shall also be assigned as a second Incentive Goal, the Divisional Goal of his or her respective Division, which shall also be weighted at 50%. A Participant whose position is not determined to be substantially tied to and functional at the divisional level shall be assigned a Corporate Income Goal which shall represent 50% of the Participant's bonus opportunity. The other 50% of such a Participant's bonus opportunity will be based on the Combined Divisional Goal.

  (b) The Bonus Percentage shall be confirmed and Incentive Goals assigned by
(i) the Committee with respect to the Chairman and Chief Executive Officer of the Company, and (ii) the Committee upon the recommendation of the Chief Executive Officer of the Company with respect to other Participants.

  4.3 REVIEW OF PERFORMANCE. As soon as practicable after the close of a Plan Year, the Company's independent auditors shall advise the Committee of income generated by the Company for its fiscal year just ended and of the degree to which the Threshold Corporate Result, Corporate Income Goal and Combined Divisional Goal have been achieved, if at all. To the extent necessary, the Committee shall also determine the degree to which the Divisional Goals have been met, if at all, in accordance with generally accepted accounting principles and after accounting for capital charges allocable to the relevant division. Achievement of each goal assigned to each Participant shall be rated; a rating of 100% of an assigned goal shall indicate full achievement of targeted performance and lesser or greater achievement shall be rated below 100% or up to 150% as appropriate. Following the end of each Plan Year, the Committee shall approve and certify the attainment of the performance goals and the amount of Bonus Awards hereunder.

  4.4 BONUS AWARDS.

  (a) No Bonus Award shall be payable to any Participant for any goal unless the Threshold Corporate Result set for the Plan Year is achieved. If the Threshold Corporate Result has been met, Bonus Awards allocated to any of the Corporate Income Goal, Combined Divisional Goal or Divisional Goal shall be payable, provided that achievement of the goal is at least at 85%. Except as provided in Section 4.4 or in Section 4.5, Bonus Awards shall be equal to the Participant's Bonus Percentage (as increased or decreased pursuant to Section 4.4(b)) times the Participant's annual base salary. No Participant may earn a Bonus Award of more than $1.5 million with respect to any Plan Year.

  (b) If achievement of all of the Incentive Goals assigned to a Participant is at 100%, then a Bonus Award equal to the Participant's Bonus Percentage will be paid to such Participant. If achievement of any Incentive Goal is at least 85%, but less than 100%, the Bonus Award allocated to that goal shall be equal to the Participant's Bonus Percentage reduced by one-half if at 85%, and prorated for achievement at 85% to 99%, and then such Bonus Award shall be paid to such Participant. If achievement of any Incentive Goal is in excess of 100% up to 125%, then the Bonus Award allocated to that goal shall be equal to the Participant's Bonus Percentage doubled if 125%, and prorated for achievement at 101% to 124%, and then such Bonus Award shall be paid to such Participant. If the achievement of any Incentive Goal is in excess of 125% up to 150%, then the Bonus Award allocated to that goal shall be equal to the Participant's Bonus Percentage tripled if 150%, and prorated for achievement at 126% to 149%, and then such Bonus Award shall be paid to such Participant.

  (c) All Bonus Awards to be made under the Plan shall be paid to eligible Participants in cash less applicable withholding taxes (as set forth in Section 6.2) as soon as possible after the review of performance of all Participants has been completed.

  (d) Notwithstanding the attainment of any goals for a Plan Year, the Committee shall have the authority to eliminate or reduce Bonus Awards in its discretion.

  4.5 TERMINATION OF EMPLOYMENT.

  (a) In the event a Participant terminates employment with the Company before the completion of a Plan Year because of death, Total Disability, or Early, Normal or Late Retirement under The Stride Rite Corporation Retirement Income Plan, such Participant, or, in the case of the Participant's death, the Participant's surviving spouse (or the Participant's estate if there is no surviving spouse), shall receive, subject to Section 4.4(a), a prorated Bonus Award. A prorated Bonus Award shall be determined by multiplying the amount equal to the Bonus Award that would have been earned in view of actual results for the Plan Year by a fraction the numerator of which is the number of full months of the Plan Year during which the employee was a Participant in the Plan and the denominator of which is twelve.

  (b) In the event a Participant's employment with the Company is terminated before the completion of a Plan Year for any reason other than death, Total Disability, or Retirement, the Participant shall not be entitled to receive any Bonus Award for that Plan Year.

  4.6. NO LIMITATION TO CORPORATE ACTION. Nothing in this Article IV shall preclude the Committee or the Board, as each or either shall deem necessary or appropriate, from authorizing the payment to the Participant of compensation outside the parameters of the Plan, including, without limitation, base salaries, awards under any other plan of the Company, any other bonuses (whether or not based on the attainment of performance objectives) and retention or other special payments.

                                   ARTICLE V

                              Plan Administration

  5.1. POWERS OF THE COMMITTEE. The Committee shall have the authority, subject to the terms of the Plan, to determine each Participant's Bonus Award, if any, and to make all other determinations under the Plan and to interpret and administer the Plan, taking into account its purposes and such other factors as the Committee may deem relevant. The Committee shall have complete control over the administration of the Plan and complete control and authority to determine, in its sole discretion, the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant or other person having or claiming to have any interest under the Plan and the Committee's determinations shall be conclusive and binding on all such parties. Neither the Committee nor any member thereof nor the Company shall be liable for any action or determination made in good faith with respect to the Plan or the rights of any Participant under the Plan.

  5.2. DUTIES OF THE COMMITTEE. Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. All actions and determinations of the Committee shall be conclusive and binding on all Participants, their beneficiaries and estates.

  5.3. ACTION TAKEN IN GOOD FAITH. The members of the Committee and the Company and its officers, directors and employees shall be entitled to rely upon all certificates and reports made by any accountant, and upon all opinions given by any legal counsel, and the members of the Committee, the Company and its officers, directors and employees shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such certificates, reports, opinions or other advice of any accountant or legal counsel, and all action so taken or suffered, including, without limitation, the payment of any Bonus Award, shall be conclusive upon each of them and upon all Participants and their beneficiaries.

  5.4. INDEMNIFICATION. In addition to all other rights of indemnification that may exist, the Company shall indemnify the Committee, each of its respective members, and officers and employees of the Company who assist in the administration and operation of the Plan from and against any liability, joint and/or several, arising out of or connected with their duties hereunder, except such liability as may arise from their gross negligence or willful misconduct.

  5.5. EXPENSES OF ADMINISTRATION. The Company shall pay all expenses of administration of the Plan, including, without limitation, all expenses incurred by the Committee, accounting and legal fees and expenses, and any other expenses related to the administration of the Plan.

                                  ARTICLE VI

                                 Miscellaneous

  6.1 AMENDMENT AND TERMINATION. The Company shall have authority, in its sole discretion, to amend or terminate the Plan at any time, in whole or in part, and in any manner. Any such amendment or termination may be made by vote of the Committee or the Board and may be made by the Committee or the Board retroactively to apply to Bonus Awards not yet paid to Participants.

  6.2. TAX WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local withholding tax requirements on any amount payable under the Plan, and the Company may defer the payment of any amount until such requirements are satisfied.

  6.3. INALIENABILITY OF INTERESTS. Except as otherwise provided by applicable law, the Participant's interests under the Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind, and any attempt to cause any benefits to be so subjected shall not be recognized.

  6.4 NO FUNDING. Nothing in this Plan will be construed to give any Participant or any other person rights to any specific assets of the Company, or of any other person. The Participant shall have only the rights of an unsecured general creditor of the Company with respect to his or her interest under the Plan. Any Bonus Award which become payable hereunder shall be paid from the general assets of the Company in accordance with the terms hereof.

  6.5. LIMITED EFFECT. Neither the establishment of the Plan nor participation in the Plan shall be construed as creating any contract of employment between the Company and any Participant, employee or other person, nor shall anything contained in the Plan give any person the right to be retained in the employ of the Company or otherwise restrain the Company's right to deal with its employees, including Participants, and their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though the Plan did not exist.

  6.6. EFFECT ON OTHER PLANS, PROGRAMS OR ARRANGEMENTS. The adoption of the Plan shall have no effect on awards made or to be made or compensation paid or to be paid pursuant to other plans, programs, or arrangements covering employees of the Company, its subsidiaries or parent, or any predecessors or successors thereto, except that amounts paid hereunder may be taken into account as "compensation" for purposes of determining the Participant's benefits under such other plan to the extent provided therein.

  6.7. GOVERNING LAW. All questions pertaining to the construction, validity and effect of the Plan, or to the rights of any person under the Plan, shall be determined in accordance with the laws of the Commonwealth of Massachusetts.

  6.8. STOCKHOLDER APPROVAL. Bonus Awards shall not be paid under this Plan prior to approval of the Plan by the stockholders of the Company.

                                                                      0865-PS-98

                                  DETACH HERE

                                     PROXY

                          THE STRIDE RITE CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT C. SIEGEL and JOHN R. RANELLI, and each of them acting solely, proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated below, all of the shares of Common Stock, par value $.25 per share, of The Stride Rite Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at its executive offices, 191 Spring Street, Lexington, Massachusetts, on Thursday, April 16, 1998 at 10:00 A.M. (Boston time), and at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side hereof and described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and upon such other matters as may properly be brought before such meeting and any adjournment(s) or postponement(s) thereof.

    The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of and Proxy Statement for the aforesaid meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1,2,3,4 AND 5.

                                                                   -------------
                     (PLEASE SIGN AND DATE ON REVERSE SIDE          SEE REVERSE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE)          SIDE
                                                                   -------------

                                  DETACH HERE

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

1. Election of Directors.
   Nominees:   Warren Flick, Donald R. Gant and W. Paul Tippett, Jr.

                       FOR         WITHHELD
                       [_]           [_]

[_]
   ----------------------------------------------------------------------------
                    For all nominees except as noted above




                                                          FOR   AGAINST  ABSTAIN
2. Proposal to approve The Stride Rite Corporation
   1998 Long-Term Growth Incentive Plan.                  [_]     [_]      [_]

3. Proposal to approve The Stride Rite Corporation
   1998 Non-Employee Director Stock Ownership Plan.       [_]     [_]      [_]

4. Proposal to approve The Stride Rite Corporation
   Senior Executive Annual Incentive Compensation
   Plan.                                                  [_]     [_]      [_]

5. Proposal to ratify selection of Coopers & Lybrand
   LLP as Auditors of the Company.                        [_]     [_]      [_]


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                              [_]

Sign exactly as name appears on this Proxy. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers should add their full titles as such.


Signature:                                                Date:
          -----------------------------------------------      ----------------

Signature:                                                Date:
          -----------------------------------------------      -----------------